Prospectus

September 30, 2022

City National Rochdale Strategic Credit Fund

City National Rochdale Strategic Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objectives. The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities and other credit-related investments. For purposes of the Fund’s 80% policy, “credit-related investments” include equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities. The Fund normally focuses on investments in equity and mezzanine tranches of CLOs. The Fund also may invest in other types of debt securities and credit-related investments, including, without limitation, more senior debt tranches of CLOs, mortgage-backed and other asset-backed securities, other forms of structured credit, high yield and investment grade bonds, notes and debentures of U.S. and non-U.S. issuers, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, senior secured or second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and other fixed, floating, or variable interest rate securities. CLOs typically purchase a diverse pool of loans made to businesses that are generally rated below investment grade. Each CLO tranche has a different priority of claim on cash-flow distributions and exposure to risk of loss from the underlying collateral pool. The mezzanine tranche of a CLO is subinvestment grade and the most junior of the debt tranches of the CLO, and the equity tranche of a CLO is unrated and subordinated to all of the debt trenches of the CLO, representing the first loss position in the CLO. Consequently, CLO equity and mezzanine tranches are considered speculative with respect to timely payment of distributions or investment and reinvestment or repayment of principal and entail generally higher risk than other, more senior tranches of the CLO.

The Fund may invest in debt securities and credit-related investments of any maturity and credit quality. The Fund also may invest up to 20% of its net assets in equity securities of companies of any market capitalization throughout the world. To the extent consistent with the repurchase liquidity requirement for an interval fund under Rule 23c-3 of the Investment Company Act of 1940, as amended, the Fund may invest without limit in illiquid securities.

Investment Adviser. City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the Fund’s investment adviser. The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser had approximately $54.6 billion in assets under management as of July 31, 2022, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of July 31, 2022, CNB and its affiliates had approximately $83.0 billion in assets under administration, which includes approximately $59.1 billion in assets under management. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Sub-Adviser. The Adviser has engaged CIFC Investment Management LLC (“CIFC” or the “Sub-Adviser”) as the Fund’s sub-adviser. The Sub-Adviser is a registered investment adviser and focuses on multiple disciplines – CLOs, structured credit, corporate credit and opportunistic credit, as well as direct lending with approximately $40 billion of assets under management as of July 31, 2022.

Interval Fund. The Fund is operated as an interval fund. Pursuant to the Fund’s interval fund structure, the Fund conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value (“NAV”). Currently, the Fund expects to offer to repurchase 8% of the Fund’s outstanding shares at NAV each quarter, subject to approval by the Fund’s Board of Trustees (the “Board”). Even though the Fund makes quarterly repurchase offers for a portion of its shares, investors should consider the Fund’s shares illiquid. Repurchase offers in excess of 8% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 8%. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that every investor will be able to tender their respective shares when or in the amount that the investor desires.

The Fund’s shares are sold at a price equal to their NAV per share and are not subject to any sales charge as of the date of this Prospectus. See “Summary of Fund Expenses” and “Purchase of Shares.”

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The Fund’s shares are not listed on any securities exchange and the Fund does not currently intend to list its shares for trading on any securities exchange. There is not expected to be any secondary market for the Fund’s shares. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their NAV.

Even though the Fund makes periodic repurchase offers to repurchase a portion of its shares to provide some liquidity to shareholders, investors should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares and is not suitable for investors who need certainty about their ability to access money invested in the short-term.

Investors should carefully consider the Fund’s investment objectives, investment strategies and related risks, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk, including the risk of a substantial loss of investment.

It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, an investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and particular situation and (ii) consider factors such as the investor’s net worth, income, age and risk tolerance. An investor with a short-term investing horizon and/or who cannot bear the loss of some or all of the investment made should not invest in the Fund.

Before investing in the Fund, each investor should read the discussion of the material risks of investing in the Fund under “Risk Factors” beginning on page 31 of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Only certain investors are eligible to purchase shares of the Fund. See “Purchase of Shares.”

THE FUND’S SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

This Prospectus sets forth concisely information you should know before investing in the Fund. You should read this Prospectus carefully before deciding to invest in the Fund and retain it for future reference. A Statement of Additional Information (“SAI”), dated September 30, 2022, containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 63 of this Prospectus. This Prospectus incorporates by reference the entire SAI. A copy of the SAI, annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by writing to the Fund at City National Rochdale Strategic Credit Fund, 400 Park Avenue, New York, New York 10022, by calling 1-888-889-0799, or by visiting the Fund’s website at www.citynationalrochdalefunds.com. The SAI, as well as material incorporated by reference into the Fund’s registration statement and other information regarding the Fund, are available at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room), from the EDGAR database on the SEC’s internet site (www.sec.gov), upon payment of copying fees by writing to the SEC’s public reference room, Washington, DC 20549, or by electronic mail at publicinfo@sec.gov.

An investor should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained this Prospectus and the SAI. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since the date of this Prospectus. Subsequent to the date of this Prospectus, the Fund will amend this Prospectus or otherwise provide investors with updated information if, during the period this Prospectus is required to be delivered, any material information herein becomes materially inaccurate.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s shares, especially the information set forth under the heading “Risk Factors.” You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (“SAI”).

The Fund

City National Rochdale Strategic Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company. The Fund is operated as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund was organized as a Delaware statutory trust on February 26, 2018.

City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the Fund’s investment adviser. The Adviser has engaged CIFC Investment Management LLC (“CIFC” or the “Sub-Adviser”) as the Fund’s sub-adviser.

The Offering

The Fund generally accepts orders to purchase shares on a continuous basis at NAV per share during the last week of each month. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. The Fund reserves the right to suspend subsequent offerings or to accept purchases on a basis more or less frequent basis or other than during the last week of a particular month. Shares of the Fund are offered at NAV per share.

All initial investments in the Fund are subject to a $1,000,000 minimum per registered investment adviser or other financial intermediary. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the Fund. Please contact your registered investment adviser or financial intermediary for more information. The Adviser may waive these minimum investment requirements. All investments in the Fund are subject to the approval of the Fund and the Fund reserves the right to reject a purchase order for any reason.

The shares are not listed on any securities exchange and the Fund does not expect there to be any secondary market for the Fund’s shares. Shareholders do not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding shares.

Interval Fund; Periodic Repurchase Offers

As an interval fund, the Fund makes periodic offers to repurchase between 5% and 25% of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers every three months. Quarterly repurchase offers are made in the months of February, May, August and November.

Subject to applicable law and the approval of the Fund’s Board of Trustees (the “Board”), the Fund seeks to conduct such quarterly repurchase offers typically for 8% of the Fund’s outstanding shares at NAV. There is no guarantee that you will be able to sell your shares in an amount or at the time you desire.

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets, including debt securities, cash, cash equivalents and other short-term holdings, or access to a bank line of credit, in amounts at least equal to the percentage of its shares subject to the repurchase offer. Proceeds from the repurchase of shares are paid in cash (in U.S. dollars).

The procedures that apply to the Fund’s repurchase offers are described in “Periodic Repurchase Offers” in this Prospectus.

Investment Objectives and Principal Investment Strategies

Investment objectives

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Principal investment strategies

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities and other credit-related investments. For purposes of the Fund’s 80% policy, “credit-related investments” include equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds

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that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities. The Fund normally focuses on investments in equity and mezzanine tranches of CLOs. Investments in equity tranches of CLOs are considered to be credit-related investments and count towards compliance with the Fund’s 80% policy. The Fund also may invest in other types of debt securities and credit-related investments, including, without limitation, more senior debt tranches of CLOs, mortgage-backed and other asset-backed securities, other forms of structured credit, high yield and investment grade bonds, notes and debentures of U.S. and non-U.S. issuers, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, senior secured or second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and other fixed, floating, or variable interest rate securities.

The Fund may invest in debt securities and credit-related investments of any maturity and credit quality, including securities rated below investment grade (such as high yield bonds) and unrated securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s, Fitch or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by the Sub-Adviser to be of comparable credit quality. High yield bonds, commonly referred to as “junk bonds,” have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be difficult to value and illiquid. The Fund may invest in securities and other instruments for which the issuer is not current in its payment obligations, including securities of stressed, distressed and bankrupt issuers and debt obligations that are in default.

The Fund also may invest up to 20% of its net assets in equity securities of companies of any market capitalization throughout the world.

The Fund may invest in both U.S. dollar denominated and non-U.S. dollar denominated loans and securities, as well as securities of foreign issuers.

In addition to the above, the Fund may invest in a broad range of other types of debt securities, including certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings and may enter into repurchase agreements and reverse repurchase agreements.

To the extent consistent with the repurchase liquidity requirement for an interval fund under Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest without limit in illiquid securities.

Principal portfolio composition

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities and other credit-related investments. For purposes of the Fund’s 80% policy, “credit-related investments” include equity tranches of CLOs, equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities. The Fund currently focuses on investments in equity and mezzanine tranches of CLOs. The Fund may also invest in a broad range of other debt securities and credit-related investments.

Debt securities

The Fund invests in debt securities, including debt securities that are rated below investment grade or are unrated. Debt securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Collateralized loan obligations

A CLO is typically collateralized by a pool of loans which may include, among other things, domestic and foreign senior secured loans, senior secured corporate bonds, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to approximately 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, debtor-in-possession (DIP) loans and fixed rate loans. As illustrated in the diagram below, the cash flows from the trust are split into two or more portions, called tranches, with different priority claims, which represent different risk/return profiles. CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or their equivalent), which is below investment grade, by Moody’s, S&P and/or Fitch. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally represent safer investments than more junior tranches because senior tranches are paid from the cash flows from the underlying assets before the more junior tranches. Since they are partially protected from defaults, the senior CLO debt tranches typically have higher ratings and lower potential yields than the underlying securities, and can be rated investment

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grade. Despite the protection from the more junior and equity tranches, more senior CLO debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class.

Sub-investment grade rated debt tranches of CLOs (CLO mezzanine tranches) are the most junior of the debt tranches. The equity tranches of CLOs are unrated and subordinated to the debt tranches in the CLO capital structure. The equity tranche receives excess cash flow after the payment of interest on the more senior tranches, and other excess cash flow after the more senior tranches, are repaid, at the bottom of the payment waterfall. Economically, the equity tranche of a CLO benefits from the difference between the interest received from the senior secured loans and the interest paid to the holders of debt tranches of the CLO structure. A CLO’s equity tranche, while entitled to be paid the highest interest rate payments, is the riskiest portion of the CLO, representing the first loss position in the CLO (i.e., losses are first borne by the equity tranche, next by the junior tranches and finally by the senior tranches) and bearing the bulk of defaults from the bonds or loans in the trust. As a practical matter, the equity tranche covers a particular percent of the collateral’s principal and absorbs the first default losses accounting for such percent of the total pool of loans. For instance, if the equity tranche of a CLO covers 10% of the collateral’s principal, should a default or decrease in expected payments to the CLO occur, that deficiency typically will first affect the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency and would bear all of up to 10% of the collateral’s losses. Next in line to absorb losses is the mezzanine tranche of the CLO. If the second tranche (the mezzanine tranche) of the CLO covers the next 20% of collateral principal, it is protected by the equity tranche against 10% of losses and absorbs the next 20% of default losses on the portfolio of loans. If the next more senior tranche covers the next 60% of collateral principal, it is protected by equity and the mezzanine tranches against 30% (10% + 20%) of losses and absorbs the next 60% default losses on the portfolio of loans, and so on. Consequently, CLO equity and mezzanine tranches entail generally higher risk (albeit different risks because the mezzanine tranches are structurally superior to the equity tranche), with the potential for higher returns, than other tranches of CLO debt that are more senior. The percentages included in the above example are merely illustrative, but do generally fall in the typical ranges for the CLOs in which the Fund expects to invest. The percent covered by each tranche may differ from CLO to CLO and from issuance to issuance and, therefore, the percentages included in the above example may differ in and among the CLOs in which the Fund actually invests.

Below investment grade securities are commonly referred to as “junk bonds” and involve substantial risk of loss. CLO equity and mezzanine tranches are considered speculative with respect to timely payment of distributions or investment and reinvestment or repayment of principal.

Each tranche within a CLO normally has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. CLO equity tranche holders typically have the ability to call or refinance the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches. Debt tranches of CLOs typically have a stated coupon. Equity tranches of CLOs do not have a stated coupon.

Depending on the Sub-Adviser’s assessment of market conditions, the Fund’s focus may vary from time to time between CLO equity and debt tranches. In the market environment existing as of the date of this Prospectus, the Sub-Adviser expects investment opportunities in CLO equity to present more attractive risk-adjusted returns and higher risk levels than CLO debt, although the Sub-Adviser expects to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that the Fund makes.

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CLO securities are subject to a number of risks as discussed elsewhere in more detail beginning on page 31 of this Prospectus under “Risk Factors.” Among the Fund’s primary targeted investments, the risks associated with CLO mezzanine tranches and CLO equity tranches are generally greater than those associated with more senior tranches of CLO debt.

Senior Secured Obligations

It is currently expected that the underlying investments held by CLOs in which the Fund invests will primarily be senior secured loans and senior secured corporate bonds (“Senior Secured Obligations” or “SSOs”). These SSOs are senior secured loans made by banks or other institutions to leveraged, non-investment grade firms (or, in the case of European CLOs, senior secured bonds issued by non-investment grade firms), in each case, to finance mergers and acquisitions, recapitalizations, capital expenditures and general corporate purposes. These loans (or bonds) are syndicated, or sold, to institutional investors.

Typically, SSOs will be floating rate in nature and will benefit from collateral protection, as well as, in some cases, financial maintenance covenants. Financial maintenance covenants are intended to warn investors of weakening performance and, when breached, may permit lenders to re-price the obligation or take further action to protect their interests, a benefit generally unavailable to holders of high yield bonds (which instead are protected by incurrence covenants).

SSOs are secured and typically hold the senior most position in the capital structure.

Because SSOs often are secured by a lien (which may be a first priority lien or a second priority lien) on substantially all of the assets of the borrower and other relevant obligors and/or guarantors, including receivables, inventory and property, plant and equipment, they must be repaid, to the extent the relevant obligor is otherwise unable to do so, from the proceeds of such assets before unsecured debt obligations (i.e., before the holders of most high yield bonds and equity).

Warehouse Investments

Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” The Fund may participate in SSOs during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment (“Warehouse Investment”) may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

Risk Retention Vehicles

The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Risk Retention Vehicles will be structured to satisfy the retention requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable retention requirements (the “Retention Notes”) and will include Risk Retention Vehicles with respect to CLOs managed by other collateral managers, but will not include Risk Retention Vehicles with respect to CLOs for which the Sub-Adviser acts as collateral manager.

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and Warehouse Investments through entities that have been established to satisfy the U.S. retention requirements and/or the European retention requirements may allow for better economics for the Fund (including through fee rebate arrangements) by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period is the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation, and breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the European retention requirements, in claims being brought against the retaining party.

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Structured credit

The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Loans

The Fund may invest in loans to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk.

Floating rate loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are normally rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as LIBOR, plus a premium.

Floating rate investments

Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the Fund’s investment policies, the Fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year and funds that invest primarily in floating rate instruments.

Below investment grade debt securities

The Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-Adviser. Below investment grade securities, which are commonly referred to as “junk” bonds, have high risk, speculative characteristics. A debt security is below investment grade if it is rated Ba/BB or lower or the equivalent rating by at least one NRSRO or determined to be of equivalent credit quality by the Sub-Adviser. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from two or more NRSROs, the Fund will use the rating chosen by the Portfolio Managers (as defined below) as most representative of the security’s credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the Fund’s portfolio securities, the Sub-Adviser will consider if any action is appropriate in light of the Fund’s investment objectives and strategies. An investor can still lose significant amounts when investing in investment grade securities.

Risk Factors

An investment in the Fund involves special risk considerations. The following is a summary of the principal risks of investing in the Fund. Many factors and risks affect the Fund’s performance, including those described below. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. You should consider carefully the fuller discussion of risks beginning on page 31 of this Prospectus under “Risk Factors.”

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General

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Non-diversification risk

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Debt securities risks

The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, governmental actions or intervention, market disruptions caused by trade disputes or other factors, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund falls, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund invests may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objectives will be realized.

Interest rate risk

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of debt (i.e., fixed income) securities generally falls. In recent years, interest rates in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of debt securities on a large scale, which could adversely affect the price and liquidity of debt securities. A change in interest rates will not have the same impact on all debt securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a debt security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value

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of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

Rising interest rates can lead to increased default rates in CLOs and for floating rate securities as payment obligations increase. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk

If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable credit quality.

Prepayment or call risk

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk

When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations

In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

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The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have LIBOR floors, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund acquires will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of

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collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

LIBOR basis risk. The loans underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, typically bear interest at a floating rate based on the London Inter-Bank Offer Rate, or “LIBOR”, which is intended to reflect the rate that banks in London charge to lend funds in a specified currency to one another for a specified period of time. LIBOR varies depending on the currency and the borrowing period involved. Most CLO debt securities in the U.S. bear interest a rate tied to three-month USD LIBOR, whereas many of the loans that are held by these CLOs give their borrowers the right to choose the interest period with reference to which LIBOR will be determined. Recently, the spread between one-month USD LIBOR and three-month USD LIBOR has been increasing, with three-month USD LIBOR being more expensive. As a result, borrowers who have had the option have increasingly been choosing to price their loans based on one-month LIBOR. Since CLO liabilities are generally tied to three-month LIBOR, this development has resulted in a reduction in the interest paid to CLOs relative to the interest that is payable by them to the holders of their debt securities, and consequently a reduction in the returns to holders of their equity tranches. There can be no assurance that this trend will not continue, and that the spread between one-month and three-month LIBOR will not increase further. It is uncertain at this time how the applicable spreads will diverge once there is a transition to the Secured Overnight Financing Rate (“SOFR”) (the alternative rate of the Federal Reserve Bank of New York (“FRBNY”), or any other alternative rate, and any applicable benchmark rate adjustments.

LIBOR floor risk. Many floating rate loans include a “LIBOR floor,” or minimum interest rate to which the loan’s spread is added, to calculate the loan’s overall interest rate. In recent years, while LIBOR was at historically low levels, holders of the Equity Tranches of CLOs or Warehouses benefited from the fact that, whereas many of the loans held by the relevant CLO or Warehouse Issuer were paid interest subject to a LIBOR floor, the liabilities of the CLO or Warehouse paid interest at rates calculated based on actual LIBOR, without the inclusion of a LIBOR floor. The difference between actual LIBOR and the LIBOR floors applicable to a given CLO’s or Warehouse’s investments thus increased the “excess spread” (i.e., the difference between the interest rate collected on such investments and the interest payable on the debt obligations of the applicable CLO or Warehouse) available to the holders of Equity Tranches of such CLO or Warehouse. Recently, the level of LIBOR has increased such that actual LIBOR levels are now higher than the LIBOR floor applicable to many floating rate loans. As a result, the returns on the Fund’s Investments in the Equity Tranches of CLOs or Warehouses may be lower than the returns on similar Investments would have been at a time when LIBOR was lower. In addition, there may be disputes between market participants regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based CLO or Warehouse investments (or lack of such provisions) related to the economic floors in such investments, which may result in a loss or degradation of floor protection in the case of a transition from LIBOR to any one of the various alternative reference rates, including the SOFR.

Other LIBOR risks. Syndicated commercial debt typically has borne interest at a floating rate based on LIBOR. However, findings of manipulation with respect to the calculation of LIBOR decreased the confidence of the market in LIBOR and led market participants to look for alternative, non-LIBOR based types of investments, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR benchmarks.

In a speech on July 27, 2017, Andrew Bailey, the Chief Executive of the Financial Conduct Authority in the United Kingdom (“FCA”), announced the FCA’s intention to cease sustaining LIBOR from the end of 2021. On March 5, 2021, the FCA announced that certain LIBOR settings (all seven Euro and Swiss franc LIBOR tenors, overnight, one-week, two-month and 12-month sterling LIBOR, spot next, one-week, two-month and 12-month yen LIBOR, and one-week and two-month U.S. dollar LIBOR) would permanently cease immediately after December 31, 2021. Publication of the 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will permanently cease immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Transition away from LIBOR as a benchmark reference for interest rates may affect the cost of capital and may require amending or restructuring debt instruments and related hedging arrangements for the Fund and its portfolio companies, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund’s liquidity, results of operations and financial condition. Additionally, the automated systems used to administer loans in which the Fund may invest may have been developed based on LIBOR, and there may be operational difficulties as and when LIBOR is phased out. Industry participants continue to consider alternatives to LIBOR.

On April 3, 2018, the FRBNY began publishing its alternative rate, SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. SOFR is generally expected to increase as the Federal Reserve Board raises short-term Treasury rates. The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Both SOFR and SONIA significantly differ from LIBOR – both in the actual rate and how they are calculated – and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR, or choose another alternative replacement rate. Furthermore, it is not possible to predict the changes that will ultimately be made to benchmark rates, the effect of any such changes and any other reforms to benchmark rates that may be enacted in the United Kingdom, United States and elsewhere and the effect of any perceived manipulation of benchmark rates. In connection with the adoption of SOFR, SONIA, or another benchmark as a replacement for LIBOR in a loan’s

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documentation, the spread (or method for calculating the spread) applicable to that loan may also be modified, which modification may be based on the recommendations of the Loan Syndications and Trading Association, the Alternative Reference Rates Committee (or such successor organization, as applicable), or a governmental body for the applicable replacement benchmark rate (if any) or may be based on a determination of an industry-accepted spread adjustment for the replacement of the relevant LIBOR rate with the relevant replacement benchmark rate. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past and/or fewer loans utilizing given benchmark rates as a component of interest payments. These matters may adversely affect the value of the Fund and its Investments.

No assurance can be given that loans, securities and other contracts currently utilizing a LIBOR benchmark will not transition to a replacement benchmark prior to the cessation of that LIBOR benchmark. For instance, as of the date of this Prospectus, certain senior secured loans have already transitioned to utilizing SOFR based interest rates. This will likely (over time) create a mismatch between the benchmark rates used in determining the interest rate for the debt obligations of the CLOs and Warehouses in which the Fund invests, on the one hand, and the benchmark rates used by the loans and securities held by such CLOs or Warehouses, on the other hand. In particular, the governing documents of the debt obligations under CLOs and Warehouses may specify that such debt obligations bear interest based on a LIBOR benchmark unless and until certain benchmark replacement events occur (for example, in the event that interest payable in respect of a certain percentage of the underlying investments of such CLOs or Warehouses becomes based on a non-LIBOR benchmark). Prior to the occurrence of such a benchmark replacement event, however, it is expected that a material portion of the underlying investments of such CLO(s) or Warehouse(s) will become based on one or more non-LIBOR benchmark(s). If, during such time, the rate of any such replacement benchmark (including any spread adjustment) falls relative to LIBOR, the interest collected on the underlying investments of the applicable CLO(s) and/or Warehouse(s) could be reduced by a greater percentage than the interest payable on its debt obligations, resulting in a reduction of the cash flows that would otherwise be available to make distributions to the Fund, as a holder of the Equity Tranches of such CLO(s) and/or Warehouse(s). There may also be a timing mismatch in calculating the interest payable on such debt obligations and underlying investments, as replacement benchmarks applicable to underlying investments may adjust more frequently or less frequently, or on different dates, than the LIBOR benchmark applicable to the debt obligations. Such mismatches could result in the issuer or the borrower (as applicable) under such CLO or Warehouse collecting amounts of interest proceeds which are insufficient to make payment on the debt obligations, or that result in reduced payments to the holder of the Equity Tranche, of such CLO or Warehouse. Additionally, a shift in the financing markets away from LIBOR-based loans and bonds may make it more difficult for CLO issuers to satisfy certain investment conditions set forth in a CLO’s offering documents.

CLOs and Warehouses generally contemplate a scenario where LIBOR is no longer available and the use of SOFR as the replacement reference rate. Many CLOs and Warehouses now include, or have been amended to include, language permitting the CLO’s or the Warehouse’s (as applicable) investment manager to implement the use of SOFR as a replacement rate upon the occurrence of certain material disruption events, including, for instance, more than 50% of the underlying investments of such CLO or Warehouse using one or more non-LIBOR benchmark(s). However, not all CLOs or Warehouses may adopt such provisions, nor can there be any assurance that a CLO’s or Warehouse’s investment managers will undertake the suggested amendments when able. Beginning on January 1, 2022, in lieu of LIBOR all U.S. CLO and Warehouse transactions have been issued using SOFR as their reference rates.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day,

SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the FRBNY. If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

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Risks related to warehousing

Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks

The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in Risk Retention Vehicle established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Given the adoption of the U.S. retention requirements and the European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable U.S. retention requirements and/or European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position

The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

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Risk of limited transparency of investments

The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund invests.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk

The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks

Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

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Below investment grade debt securities and unrated securities risk

Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk

The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk

Liquidity risk exists when particular investments are or become impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a substantial loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk

The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using other fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to policies and procedures of the Fund and the Adviser. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

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Market risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or local, regional or global events such as epidemics, pandemics or other public health issues, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors that may or may not be related to the issuer of the security or other asset. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Regulatory risk

Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the Securities and Exchange Commission (“SEC”), the U.S. Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

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Management and operational risk

The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Cybersecurity risk

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Adviser, transfer agent, the Distributor and their respective service providers are subject to the risk of cyber incidents occurring from time to time.

Focused investment risk

To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk

The Fund is operated as an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 8%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by

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increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk

The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the Fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk

Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed or not renewed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of interest

The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Tax risk

In order to qualify for the favorable tax treatment generally available to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders, and at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. The Fund’s equity tranche investments in CLOs may jeopardize its ability to meet the distribution requirement. If the Fund were to lose its status as a regulated investment company as a result of the failure to meet the distribution requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

Private placement risk

The Fund may invest in private placement securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Private placement securities are securities that have not been registered under the applicable securities laws, such as securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S of the Securities Act. Restricted securities may not be listed on an exchange and may have no active trading market, resulting in the security being deemed illiquid. Delay or difficulty in selling such securities may result in a loss to the Fund. Issuers of restricted securities may make less information available than issuers of publicly traded securities and private placed securities are more difficult to value than publicly traded securities.

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Borrowing

The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy repurchase requests from fund shareholders and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Investment Adviser

City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the Fund’s investment adviser. The Adviser provides continuous and regular investment management services to the Fund.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser had approximately $54.6 billion in assets under management as of July 31, 2022, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of July 31, 2022, CNB and its affiliates had approximately $83.0 billion in assets under administration, which includes approximately $59.1 billion in assets under management. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

Under the terms of the advisory agreement between the Adviser and the Fund, and subject to the approval of the Board, the Adviser is authorized to delegate certain of its duties under the agreement to one or more sub-advisers pursuant to a written contract in accordance with, and in compliance with applicable requirements of, the 1940 Act, provided that the Adviser will supervise, oversee and monitor each such sub-adviser.

The Adviser’s main office is at 400 North Roxbury Drive, Beverly Hills, California 90210.

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee.

Sub-Adviser

The Adviser has engaged CIFC Investment Management LLC as the Fund’s sub-adviser. The Sub-Adviser is responsible for providing day-to-day investment advice and recommendations for the Fund. The Sub-Adviser is a registered investment adviser and focuses on multiple disciplines – CLOs, structured credit, corporate credit and opportunistic credit, as well as direct lending with approximately $40 billion of assets under management as of July 31, 2022.

Advisory and Sub-Advisory Fee

The Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets. See “Management of the Fund.”

Expense Limitation

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2023, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

Portfolio Managers

Matthew Andrews and Jay Huang of CIFC are jointly and primarily responsible for providing day-to-day investment advice and recommendations for the Fund, and Thomas H. Ehrlein and Charles Luke of City National Rochdale (together with Mr. Andrews and Mr. Huang, the “Portfolio Managers”) provide proactive oversight and monitoring of CIFC.

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Expenses

The Fund pays all of its organizational and investment expenses, including, without limitation, the costs associated with investing, holding, selling, disposing, and hedging the Fund’s investments, brokerage commissions (if any), finders and all other costs of executing transactions, calculating the Fund’s NAV, interest expense, insurance expense, custodial expense and all ongoing ordinary administrative and operational costs of the Fund, including legal costs, regulatory filing costs, bookkeeping, auditing and accounting costs, taxes, insurance, government and registered office fees, litigation costs, extraordinary expenses, and any fees paid to the Administrator (as defined below) and Custodian (as defined below) and all expenses incurred in connection with the offering and sales of its shares and communications with shareholders.

The Adviser bears all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs and its own legal, accounting and filing fees, as well as all of the sub-advisory fees incurred in connection with the Fund.

Fees Paid to Third Parties

A portion of the Fund’s investment in any special purpose vehicles, partnerships, securitizations, structured financings or other collective investment vehicles managed by third parties through which the Fund may invest may be used to pay fees (such as underwriting commissions) relating to the costs of the set-up, management and/or operation of such vehicles. These indirect costs will reduce the return to the Fund on its investment in such vehicles and affect its performance.

Shareholder Servicing Fee

The Fund is subject to a shareholder service agreement pursuant to which the Fund pays a fee of 0.25% of its average net assets to the Adviser for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Administrator, Fund Accounting Agent, Distributor, Custodian and Transfer Agent

SEI Investments Global Funds Services, a wholly-owned subsidiary of SEI Investments, Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator and fund accounting agent (the “Administrator”). SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s distributor (the “Distributor”). U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian (the “Custodian”). U.S. Bank Global Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent (the “Transfer Agent”).

The Fund compensates the Administrator, the Custodian and the Transfer Agent for their services. The Distributor is not compensated for its services to the Fund.

Unlisted Closed-End Fund Structure

The Fund’s shares have very limited liquidity. The Fund’s shares are not listed and the Fund does not currently intend to list its shares for trading on any securities exchange, and the Fund does not expect there to be any secondary market for the Fund’s shares.

Shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide some liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding shares, as described in this Prospectus.

An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares of the Fund. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income, if any, quarterly. The Fund intends to make distributions of net realized capital gains, if any, at least annually. Unless shareholders specify otherwise, dividends and other distributions will be reinvested in shares of the Fund.

Tax Considerations

You will normally be subject to federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (the excess, if any, of its net long-term capital gains over its net short-term capital losses) properly reported by the Fund as capital gain dividends are considered long-term capital gains and are generally taxable to non-corporate shareholders at reduced rates relative to ordinary income. Distributions from the

City National Rochdale Strategic CREDIT Fund | PAGE 21

Fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, in general, if paid from the Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Fund and the shareholder, as qualified dividend income taxable to individual and certain other non-corporate shareholders at U.S. federal income tax rates applicable to long-term capital gains. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. As of the date of this Prospectus, the Fund does not expect to make significant distributions (if any) that will be eligible for the dividends-received deduction for corporations or for treatment as qualified dividend income.

The Fund reports to shareholders annually the U.S. federal income tax status of all Fund distributions.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays such dividend in January of the following calendar year, you will be subject to tax on the dividend as if you received it in the calendar year in which it was declared.

You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund.

See “Dividends and Distributions” and “Federal Income Tax Matters.”

SUMMARY OF FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below.

Shareholder Transaction Expenses
(fees paid directly from your investment)

Maximum Repurchase Fee	None
Sales Load	None

Annual Fund Operating Expenses
(as a percentage of net assets attributable to the shares)

Management Fee	1.50%
Shareholder Servicing Fee	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	2.09%
Fee Waivers and/or Expense Reimbursements(1)	(0.14)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.95%

(1)

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2023, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

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Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your shares, your costs would be the same whether you hold your shares or tender your shares for repurchase at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses (as described above) remain the same. The example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$198	$641	$1,111	$2,410

The Example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those assumed for purposes of the Example. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance. Information for the year or periods indicated below, except as described hereafter, has been audited by EisnerAmper LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s 2022 Annual Report (available upon request) and incorporated by reference into the Fund’s SAI. Information presented in the financial highlights tables is for a single fund share outstanding throughout the period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

financial highlights
For a Share Outstanding Throughout each Year/Period Presented

	Net Asset Value Beginning of Year/ Period	Net Investment Income†	Net Realized and Unrealized Gains (Loss) on Securities	Total from Operations	Total Dividends and Distributions	Net Asset Value End of Year/ Period	Total Return‡	Net Assets End of Year/ Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡‡
City National Rochdale Strategic Credit Fund
Class 1
2022	$10.83	$1.71	$(1.49)	$0.22	$(2.08)	$8.97	1.46%	$230,849	1.95%	2.09%	16.74%	49%
2021	8.64	0.95	2.22	3.17	(0.98)	10.83	38.39	163,214	1.95	2.27	9.56	62
2020	10.55	0.97	(2.06)	(1.09)	(0.82)	8.64	(10.54)	86,976	1.95	2.87	9.42	62
2019*	10.00	0.38	0.28	0.66	(0.11)	10.55	6.65	37,273	1.95	5.69	8.12	19

*	The Fund commenced operations on December 19, 2018. All ratios have been annualized.
†	Per share calculations are based on average shares outstanding throughout each period.
‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡‡	Portfolio turnover rate is for the period indicated and has not been annualized.

City National Rochdale Strategic CREDIT Fund | PAGE 23

THE FUND

City National Rochdale Strategic Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a statutory trust under the laws of the State of Delaware on February 26, 2018, and has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal office is located at 400 Park Avenue, New York, New York 10022, and its telephone number is 1-888-889-0799.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with the Fund’s investment objectives and principal investment strategies as stated below.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. The Fund may be exposed to the different types of investments described below through such “indirect” investments.

INVESTMENT OBJECTIVES

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives may be changed without shareholder approval. The Fund will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities and other credit-related investments. For purposes of the Fund’s 80% policy, “credit-related investments” include equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities. The Fund normally focuses on investments in equity and mezzanine tranches of CLOs. Investments in equity tranches of CLOs are considered to be credit-related investments and will count towards compliance with the Fund’s 80% policy. The Fund also may invest in other types of debt securities and credit-related investments, including, without limitation, more senior debt tranches of CLOs, mortgage-backed and other asset-backed securities, other forms of structured credit, high yield and investment grade bonds, notes and debentures of U.S. and non-U.S. issuers, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored entities, senior secured or second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and other fixed, floating, or variable interest rate securities.

The Fund may invest in debt securities and credit-related investments of any maturity and credit quality, including securities rated below investment grade (such as high yield bonds) and unrated securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s, Fitch or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by the Sub-Adviser to be of comparable credit quality. High yield bonds, commonly referred to as “junk bonds,” have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be difficult to value and illiquid. The Fund may invest in securities and other instruments for which the issuer is not current in its payment obligations, including securities of stressed, distressed and bankrupt issuers and debt obligations that are in default.

The Fund also may invest up to 20% of its net assets in equity securities of companies of any market capitalization throughout the world.

The Fund may invest in both U.S. dollar denominated and non-U.S. dollar denominated loans and securities, as well as securities of foreign issuers.

In addition to the above, the Fund may invest in a broad range of other types of debt securities, including certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings and may enter into repurchase agreements and reverse repurchase agreements.

To the extent consistent with the repurchase liquidity requirement for an interval fund under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities.

City National Rochdale Strategic CREDIT Fund | PAGE 24

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

Investment process

In selecting debt and credit-related investments for, and in sub-advising, the Fund’s portfolio, the Sub-Adviser combines bottom-up fundamental analysis with top-down portfolio allocation and risk management. In particular, the Sub-Adviser seeks to leverage its long-standing relationships with major CLO participants and its in-depth knowledge of underlying collateral portfolios and CLO structures to source CLO investments from either (i) the primary market, as dealers bring new issue CLOs to market, or (ii) in the secondary market through dealer secondary offering sheets, bids wanted in competition and other privately negotiated transactions. The Sub-Adviser utilizes a tiered screening process to identify investment opportunities, with a focus on relative value. The process typically entails analyzing three distinct layers to evaluate potential investments: the collateral manager (review of experience, depth and stability of the credit and portfolio management teams, investment strategy and process and historical performance, among other factors), the underlying collateral portfolio (overlap analysis of the portfolio collateral versus the Sub-Adviser’s existing portfolios, a review of portfolio-wide key metrics and review of individual assets, among other factors) and the transaction structure (analyzing hypothetical deal performance and the structure’s sensitivity to factors such as differing default rates, reinvestment yields, prepayment rates, interest rates and other macro/market variables, among other factors, and comparing key terms to past and present deals in the market). During the screening process, the Sub-Adviser utilizes a technology suite which includes third party analytics software and its own proprietary dashboard to screen and identify investment opportunities and attendant risks. Opportunities that have passed the screening process are submitted to the Sub-Adviser’s investment committee, which then analyzes and, once it has approved an investment decision, sets appropriate risk limits. In sub-advising the Fund’s portfolio, the Sub-Adviser focuses on monitoring relative value and achieving maximum risk-adjusted returns on both new and existing investments.

The Sub-Adviser will consider selling an investment when a negative development impacts the investment or when the Sub-Adviser believes other investment opportunities may better optimize the relative value, risk and performance of the Fund’s strategy.

Principal portfolio composition

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities and other credit-related investments. For purposes of the Fund’s 80% policy, “credit-related investments” include equity tranches of CLOs, equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities. The Fund currently focuses on investments in equity and mezzanine tranches of CLOs. The Fund may also invest in a broad range of other debt securities and credit-related investments.

Debt securities

The Fund invests in debt securities, including debt securities that are rated below investment grade or are unrated. Debt securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Collateralized loan obligations

A CLO is typically collateralized by a pool of loans which may include, among other things, domestic and foreign senior secured loans, senior secured corporate bonds, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to approximately 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, debtor-in-possession (DIP) loans and fixed rate loans. As illustrated in the diagram below, the cash flows from the trust are split into two or more portions, called tranches, with different priority claims, which represent different risk/return profiles. CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or their equivalent), which is below investment grade, by Moody’s, S&P and/or Fitch. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally represent safer investments than more junior tranches because senior tranches are paid from the cash flows from the underlying assets before the more junior tranches. Since they are partially protected from defaults, the senior CLO debt tranches typically have higher ratings and lower potential yields than the underlying securities, and can be rated investment

City National Rochdale Strategic CREDIT Fund | PAGE 25

grade. Despite the protection from the more junior and equity tranches, more senior CLO debt tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class.

Sub-investment grade rated debt tranches of CLOs (CLO mezzanine tranches) are the most junior of the debt tranches. The equity tranches of CLOs are unrated and subordinated to the debt tranches in the CLO capital structure. The equity tranche receives excess cash flow after the payment of interest on the more senior tranches, and other excess cash flow after the more senior tranches, are repaid, at the bottom of the payment waterfall. Economically, the equity tranche of a CLO benefits from the difference between the interest received from the senior secured loans and the interest paid to the holders of debt tranches of the CLO structure. A CLO’s equity tranche, while entitled to be paid the highest interest rate payments, is the riskiest portion of the CLO, representing the first loss position in the CLO (i.e., losses are first borne by the equity tranche, next by the junior tranches and finally by the senior tranches) and bearing the bulk of defaults from the bonds or loans in the trust. As a practical matter, the equity tranche covers a particular percent of the collateral’s principal and absorbs the first default losses accounting for such percent of the total pool of loans. For instance, if the equity tranche of a CLO covers 10% of the collateral’s principal, should a default or decrease in expected payments to the CLO occur, that deficiency typically will first affect the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency and would bear all of up to 10% of the collateral’s losses. Next in line to absorb losses is the mezzanine tranche of the CLO. If the second tranche (the mezzanine tranche) of the CLO covers the next 20% of collateral principal, it is protected by the equity tranche against 10% of losses and absorbs the next 20% of default losses on the portfolio of loans. If the next more senior tranche covers the next 60% of collateral principal, it is protected by equity and the mezzanine tranches against 30% (10% + 20%) of losses and absorbs the next 60% default losses on the portfolio of loans, and so on. Consequently, CLO equity and mezzanine tranches entail generally higher risk (albeit different risks because the mezzanine tranches are structurally superior to the equity tranche), with the potential for higher returns, than other tranches of CLO debt that are more senior. The percentages included in the above example are merely illustrative, but do generally fall in the typical ranges for the CLOs in which the Fund will invest. The percent covered by each tranche may differ from CLO to CLO and from issuance to issuance and, therefore, the percentages included in the above example may differ in and among the CLOs in which the Fund actually invests. Below investment grade securities are commonly referred to as “junk bonds” and involve substantial risk of loss.

CLO equity and mezzanine tranches are considered speculative with respect to timely payment of distributions or investment and reinvestment or repayment of principal.

Each tranche within a CLO normally has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. CLO equity tranche holders typically have the ability to call or refinance the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches. Debt tranches of CLOs typically have a stated coupon. Equity tranches of CLOs do not have a stated coupon.

Depending on the Sub-Adviser’s assessment of market conditions, the Fund’s focus may vary from time to time between CLO equity and debt tranches. In the market environment existing as of the date of this Prospectus, the Sub-Adviser expects investment opportunities in CLO equity to present more attractive risk-adjusted returns and higher risk levels than CLO debt, although the Sub-Adviser expects to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that the Fund makes.

CLO securities are subject to a number of risks as discussed elsewhere in more detail beginning on page 31 of this Prospectus under “Risk Factors.” Among the Fund’s primary targeted investments, the risks associated with CLO mezzanine tranches and CLO equity tranches are generally greater than those associated with more senior tranches of CLO debt.

City National Rochdale Strategic CREDIT Fund | PAGE 26

Senior Secured Obligations

It is currently expected that the underlying investments held by CLOs in which the Fund invests will primarily be senior secured loans and senior secured corporate bonds (“Senior Secured Obligations” or “SSOs”). These SSOs are senior secured loans made by banks or other institutions to leveraged, non-investment grade firms (or, in the case of European CLOs, senior secured bonds issued by non-investment grade firms), in each case, to finance mergers and acquisitions, recapitalizations, capital expenditures and general corporate purposes. These loans (or bonds) are syndicated, or sold, to institutional investors.

Typically, SSOs will be floating rate in nature and will benefit from collateral protection, as well as, in some cases, financial maintenance covenants. Financial maintenance covenants are intended to warn investors of weakening performance and, when breached, may permit lenders to re-price the obligation or take further action to protect their interests, a benefit generally unavailable to holders of high yield bonds (which instead are protected by incurrence covenants).

SSOs are secured and typically hold the senior most position in the capital structure. Because SSOs often are secured by a lien (which may be a first priority lien or a second priority lien) on substantially all of the assets of the borrower and other relevant obligors and/or guarantors, including receivables, inventory and property, plant and equipment, they must be repaid, to the extent the relevant obligor is otherwise unable to do so, from the proceeds of such assets before unsecured debt obligations (i.e., before the holders of most high yield bonds and equity).

Warehouse Investments

Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” The Fund may participate in SSOs during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment (“Warehouse Investment”) may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

Risk Retention Vehicles

The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Risk Retention Vehicles will be structured to satisfy the retention requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable retention requirements (the “Retention Notes”) and will include Risk Retention Vehicles with respect to CLOs managed by other collateral managers, but will not include Risk Retention Vehicles with respect to CLOs for which the Sub-Adviser acts as collateral manager.

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and Warehouse Investments through entities that have been established to satisfy the U.S. retention requirements and/or the European retention requirements may allow for better economics for the Fund (including through fee rebate arrangements) by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period is the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation, and breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the European retention requirements, in claims being brought against the retaining party.

Structured credit

The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal

City National Rochdale Strategic CREDIT Fund | PAGE 27

amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Loans

The Fund may invest in loans to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to liquidity risk.

Floating rate loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are normally rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as LIBOR, plus a premium.

Floating rate investments

Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the Fund’s investment policies, the Fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year and funds that invest primarily in floating rate instruments.

Below investment grade debt securities

The Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-Adviser. Below investment grade securities, which are commonly referred to as “junk” bonds, have high risk, speculative characteristics. A debt security is below investment grade if it is rated Ba/BB or lower or the equivalent rating by at least one NRSRO or determined to be of equivalent credit quality by the Sub-Adviser. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from two or more NRSROs, the Fund will use the rating chosen by the Portfolio Managers as most representative of the security’s credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the Fund’s portfolio securities, the Sub-Adviser will consider if any action is appropriate in light of the Fund’s investment objectives and strategies. An investor can still lose significant amounts when investing in investment grade securities.

Other investments

Mortgage-backed and other asset-backed securities

The Fund may invest in mortgage-backed and asset-backed securities in addition to CLOs. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as the Federal National Mortgage Association) or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) or by agencies of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or certain government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

City National Rochdale Strategic CREDIT Fund | PAGE 28

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The Fund expects to primarily invest in CDOs based on bank loans, including syndicated bank debt, senior secured loans, floating rate notes and leveraged loans.

Corporate debt

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.

U.S. Government obligations

The Fund may invest in U.S. Government obligations. U.S. Government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. Government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.

Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government obligations may greatly exceed their current resources, including any legal right to support from the U.S. Government.

Non-U.S. investments

The Fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non- U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund expects that a majority of its investments in CLOs will consist of securities of non-U.S. issuers.

Defaulted securities

The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower

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the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Distressed securities

While the Fund does not intend to acquire distressed securities, the Fund may continue to hold leveraged loans and other debt instruments that were not distressed at the time of investment during periods of market dislocation or in instances where the issuers of such instruments experience some level of financial or business distress (including undergoing bankruptcy or other reorganization or liquidation proceedings) such that the instruments held by the Fund may be deemed distressed securities. Distressed securities may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and ask prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or the Fund may be required to accept cash or securities with a value less than its original investment.

Certificates of deposit, bankers’ acceptances and time deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the Fund’s investment objectives and policies, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Equity securities

Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the Fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula.

Convertible securities offer the Fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Small and medium capitalization companies

The Fund may invest in companies with small or medium capitalizations. Smaller and medium capitalization securities can be more volatile than, and perform differently from, larger capitalization securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the securities’ price than is the case with larger company securities. Smaller and medium company securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on the price of a smaller and medium company’s securities than is the case for a larger company. As a result, the purchase or sale of more than a limited number of securities of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company securities may not be well known to the investing public.

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Reverse repurchase agreements and borrowing

The Fund may enter into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash, and the Fund agrees to repurchase the securities at a later date and generally for a higher price. Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund. The Fund also may borrow money from banks or other lenders, including to finance repurchase requests. Entering into reverse repurchase agreements and other borrowing transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation or coverage requirements.

Repurchase agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees (the “Board”), the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. All repurchase agreements entered into by the Fund shall be fully collateralized with U.S. Treasury and/or agency obligations at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the Fund’s custodian in a segregated safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the collateral, the Fund may be required to return the collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Cash management and temporary investments

Normally, the Fund invests substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives. The Fund may adopt a defensive strategy when the Sub-Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Short-term trading

The Fund usually does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund’s investment criteria. If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment. Therefore, before purchasing shares of the Fund, you should consider carefully the risks that you assume when you invest in the Fund.

Some of the risks of investing in the Fund, including the principal risks of the Fund, are discussed below. The Fund may be subject to factors and risks other than those identified in this Prospectus, and these other factors and risks could adversely affect the Fund’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”).

PRINCIPAL RISKS

General

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. In addition, even though the Fund makes periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

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Non-diversification risk

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Debt securities risks

The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, governmental actions or intervention, market disruptions caused by trade disputes or other factors, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund invests may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund invests may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment.

Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objectives will be realized.

Interest rate risk

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of debt (i.e., fixed income) securities generally falls. In recent years, interest rates in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of debt securities on a large scale, which could adversely affect the price and liquidity of debt securities. A change in interest rates will not have the same impact on all debt securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a debt security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

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Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

Rising interest rates can lead to increased default rates in CLOs and for floating rate securities as payment obligations increase. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk

If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable credit quality.

Prepayment or call risk

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk

When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations

In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

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The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have LIBOR floors, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund acquires will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of

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collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

LIBOR basis risk. The loans underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, typically bear interest at a floating rate based on the London Inter-Bank Offer Rate, or “LIBOR”, which is intended to reflect the rate that banks in London charge to lend funds in a specified currency to one another for a specified period of time. LIBOR varies depending on the currency and the borrowing period involved. Most CLO debt securities in the U.S. bear interest a rate tied to three-month USD LIBOR, whereas many of the loans that are held by these CLOs give their borrowers the right to choose the interest period with reference to which LIBOR will be determined. Recently, the spread between one-month USD LIBOR and three-month USD LIBOR has been increasing, with three-month USD LIBOR being more expensive. As a result, borrowers who have had the option have increasingly been choosing to price their loans based on one-month LIBOR. Since CLO liabilities are generally tied to three-month LIBOR, this development has resulted in a reduction in the interest paid to CLOs relative to the interest that is payable by them to the holders of their debt securities, and consequently a reduction in the returns to holders of their equity tranches. There can be no assurance that this trend will not continue, and that the spread between one-month and three-month LIBOR will not increase further. It is uncertain at this time how the applicable spreads will diverge once there is a transition to the Secured Overnight Financing Rate (“SOFR”) (the alternative rate of the Federal Reserve Bank of New York (“FRBNY”), or any other alternative rate, and any applicable benchmark rate adjustments.

LIBOR floor risk. Many floating rate loans include a “LIBOR floor,” or minimum interest rate to which the loan’s spread is added, to calculate the loan’s overall interest rate. In recent years, while LIBOR was at historically low levels, holders of the Equity Tranches of CLOs or Warehouses benefited from the fact that, whereas many of the loans held by the relevant CLO or Warehouse Issuer were paid interest subject to a LIBOR floor, the liabilities of the CLO or Warehouse paid interest at rates calculated based on actual LIBOR, without the inclusion of a LIBOR floor. The difference between actual LIBOR and the LIBOR floors applicable to a given CLO’s or Warehouse’s investments thus increased the “excess spread” (i.e., the difference between the interest rate collected on such investments and the interest payable on the debt obligations of the applicable CLO or Warehouse) available to the holders of Equity Tranches of such CLO or Warehouse. Recently, the level of LIBOR has increased such that actual LIBOR levels are now higher than the LIBOR floor applicable to many floating rate loans. As a result, the returns on the Fund’s Investments in the Equity Tranches of CLOs or Warehouses may be lower than the returns on similar Investments would have been at a time when LIBOR was lower. In addition, there may be disputes between market participants regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based CLO or Warehouse investments (or lack of such provisions) related to the economic floors in such investments, which may result in a loss or degradation of floor protection in the case of a transition from LIBOR to any one of the various alternative reference rates, including the SOFR.

Other LIBOR risks. Syndicated commercial debt typically has borne interest at a floating rate based on LIBOR. However, findings of manipulation with respect to the calculation of LIBOR decreased the confidence of the market in LIBOR and led market participants to look for alternative, non-LIBOR based types of investments, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR benchmarks.

In a speech on July 27, 2017, Andrew Bailey, the Chief Executive of the Financial Conduct Authority in the United Kingdom (“FCA”), announced the FCA’s intention to cease sustaining LIBOR from the end of 2021. On March 5, 2021, the FCA announced that certain LIBOR settings (all seven Euro and Swiss franc LIBOR tenors, overnight, one-week, two-month and 12-month sterling LIBOR, spot next, one-week, two-month and 12-month yen LIBOR, and one-week and two-month U.S. dollar LIBOR) would permanently cease immediately after December 31, 2021. Publication of the 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will permanently cease immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Transition away from LIBOR as a benchmark reference for interest rates may affect the cost of capital and may require amending or restructuring debt instruments and related hedging arrangements for the Fund and its portfolio companies, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund’s liquidity, results of operations and financial condition. Additionally, the automated systems used to administer loans in which the Fund may invest may have been developed based on LIBOR, and there may be operational difficulties as and when LIBOR is phased out. Industry participants continue to consider alternatives to LIBOR.

On April 3, 2018, FRBNY began publishing its alternative rate, SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. SOFR is generally expected to increase as the Federal Reserve Board raises short-term Treasury rates. The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Both SOFR and SONIA significantly differ from LIBOR – both in the actual rate and how they are calculated – and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR, or choose another alternative replacement rate. Furthermore, it is not possible to predict the changes that will ultimately be made to benchmark rates, the effect of any such changes and any other reforms to benchmark rates that may be enacted in the United Kingdom, United States and elsewhere and the effect of any perceived manipulation of benchmark rates. In connection with the adoption of SOFR, SONIA, or another benchmark as a replacement for LIBOR in a loan’s

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documentation, the spread (or method for calculating the spread) applicable to that loan may also be modified, which modification may be based on the recommendations of the Loan Syndications and Trading Association, the Alternative Reference Rates Committee (or such successor organization, as applicable), or a governmental body for the applicable replacement benchmark rate (if any) or may be based on a determination of an industry-accepted spread adjustment for the replacement of the relevant LIBOR rate with the relevant replacement benchmark rate. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past and/or fewer loans utilizing given benchmark rates as a component of interest payments. These matters may adversely affect the value of the Fund and its Investments.

No assurance can be given that loans, securities and other contracts currently utilizing a LIBOR benchmark will not transition to a replacement benchmark prior to the cessation of that LIBOR benchmark. For instance, as of the date of this Prospectus, certain senior secured loans have already transitioned to utilizing SOFR based interest rates. This will likely (over time) create a mismatch between the benchmark rates used in determining the interest rate for the debt obligations of the CLOs and Warehouses in which the Fund invests, on the one hand, and the benchmark rates used by the loans and securities held by such CLOs or Warehouses, on the other hand. In particular, the governing documents of the debt obligations under CLOs and Warehouses may specify that such debt obligations bear interest based on a LIBOR benchmark unless and until certain benchmark replacement events occur (for example, in the event that interest payable in respect of a certain percentage of the underlying investments of such CLOs or Warehouses becomes based on a non-LIBOR benchmark). Prior to the occurrence of such a benchmark replacement event, however, it is expected that a material portion of the underlying investments of such CLO(s) or Warehouse(s) will become based on one or more non-LIBOR benchmark(s). If, during such time, the rate of any such replacement benchmark (including any spread adjustment) falls relative to LIBOR, the interest collected on the underlying investments of the applicable CLO(s) and/or Warehouse(s) could be reduced by a greater percentage than the interest payable on its debt obligations, resulting in a reduction of the cash flows that would otherwise be available to make distributions to the Fund, as a holder of the Equity Tranches of such CLO(s) and/or Warehouse(s). There may also be a timing mismatch in calculating the interest payable on such debt obligations and underlying investments, as replacement benchmarks applicable to underlying investments may adjust more frequently or less frequently, or on different dates, than the LIBOR benchmark applicable to the debt obligations. Such mismatches could result in the issuer or the borrower (as applicable) under such CLO or Warehouse collecting amounts of interest proceeds which are insufficient to make payment on the debt obligations, or that result in reduced payments to the holder of the Equity Tranche, of such CLO or Warehouse. Additionally, a shift in the financing markets away from LIBOR-based loans and bonds may make it more difficult for CLO issuers to satisfy certain investment conditions set forth in a CLO’s offering documents.

CLOs and Warehouses generally contemplate a scenario where LIBOR is no longer available and the use of SOFR as the replacement reference rate. Many CLOs and Warehouses now include, or have been amended to include, language permitting the CLO’s or the Warehouse’s (as applicable) investment manager to implement the use of SOFR as a replacement rate upon the occurrence of certain material disruption events, including, for instance, more than 50% of the underlying investments of such CLO or Warehouse using one or more non-LIBOR benchmark(s). However, not all CLOs or Warehouses may adopt such provisions, nor can there be any assurance that a CLO’s or Warehouse’s investment managers will undertake the suggested amendments when able. Beginning on January 1, 2022, in lieu of LIBOR all U.S. CLO and Warehouse transactions have been issued using SOFR as their reference rates.

In addition, given that the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this Prospectus, a transition away from LIBOR could:

●	adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO and Warehouse investments;

●

require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments; ● result in inquiries or other actions from regulators in respect of the Fund’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

●

result in disputes, litigation or other actions with CLO and Warehouse investment managers, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based CLO and Warehouse investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

●

require the transition and/or development of appropriate systems and analytics to effectively transition the Fund’s risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

●	cause the Fund to incur additional costs in relation to any of the above factors.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

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SOFR is calculated and published by the FRBNY. If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Risks related to warehousing

Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and “warehouse” a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the “Warehouse”). To finance the accumulation of these assets, a financing facility (a “Warehouse Facility”) is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks

The Fund may elect to invest in Risk Retention Vehicles. Given the adoption of the U.S. retention requirements and the European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable U.S. retention requirements and/or European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

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In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position

The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

Risk of limited transparency of investments

The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund invests.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk

The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks

Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not

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available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade securities and unrated securities risk

Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk

The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk

Liquidity risk exists when particular investments are or become impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a substantial loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk

The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using other fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase shares or have their shares

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repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. When market quotations are not readily available or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in good faith pursuant to policies and procedures of the Fund and the Adviser. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or local, regional or global events such as epidemics, pandemics or other public health issues, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors that may or may not be related to the issuer of the security or other asset. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Additional Market Disruption. Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are relatively low and in some cases yields are negative.

Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Regulatory risk

Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are

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implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk

The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

Focused investment risk To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund is also subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk

The Fund is operated as an “interval fund” and, in order to provide some liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 8%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund

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borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk

The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. Borrowing will also cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the Fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

Expense risk

Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease or if an expense limitation is changed or not renewed. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Tax risk

As described in more detail later in this Prospectus under “Federal Income Tax Matters”, in order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders. For U.S. federal income tax purposes, CLO issuers are typically treated as “passive foreign investment companies” (“PFICs”) or “controlled foreign corporations” (“CFCs”). If the Fund makes an equity investment in a PFIC and does not make certain elections, the Fund may be subject to corporate income taxes and an interest charge on certain dividends and capital gains derived from such an investment. In addition, absent certain elections, gains on the sale of a PFIC investment are considered ordinary income regardless of how long the Fund held the investment. A “qualified electing fund election” or a “mark to market election” may ameliorate certain of these adverse tax consequences with respect to a PFIC investment, but those elections could require the Fund to recognize taxable income or gain (which the Fund generally must distribute) with respect to the PFIC investment, whether or not the Fund receives cash distributions from the PFIC in question. If the Fund holds (or is treated as holding) a sufficient portion of the equity interests in a foreign issuer, including a CLO equity tranche issuer, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income (which the Fund generally must distribute), whether or not the Fund receives cash distributions from the CFC. In order to meet the distribution requirements and avoid fund-level taxes in light of the Fund’s PFIC and/or CFC investments, the Fund may have to dispose of portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash.

If the Fund were to lose its status as a regulated investment company as a result of the failure to meet the distribution requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

Private placement risk

The Fund may invest in private placement securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Private placement securities are securities that have not been registered under the applicable securities laws, such as securities which may be resold only in accordance with Rule 144A under the Securities Act, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S of the Securities Act. Regulation S securities of U.S.

City National Rochdale Strategic CREDIT Fund | PAGE 42

and non-U.S. issuers are issued through private placements without registration with the SEC pursuant to Regulation S of the Securities Act. Private placements are generally subject to strict restrictions on resale. Privately placed securities may not be listed on an exchange and may have no active trading market, and as such may be illiquid. The Fund may be unable to sell a private placement security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a private placement security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Private placement securities may involve a high degree of business and financial risk and may result in substantial losses.

OTHER RISKS

Mortgage-backed and asset-backed securities risk

The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities.

Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. At times, some of the mortgage-backed securities in which the Fund invests will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the underlying assets may be difficult to sell and the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Mortgage market/subprime risk

The mortgage market in the United States and other countries has experienced extreme difficulties in the past that adversely affected the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally increased during that period and may increase again, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators experienced serious financial difficulties or bankruptcy in the recent past. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Corporate debt securities risk

The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods

City National Rochdale Strategic CREDIT Fund | PAGE 43

and services. Certain risks associated with investments in corporate debt securities are described elsewhere in this Prospectus in further detail. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Risks of investing in securities backed by the U.S. Government

Securities backed by the U.S. Treasury or the full faith and credit of the U.S. Government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government are neither issued nor guaranteed by the U.S. Government.

Risks of non-U.S. investments

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Any of the above factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective. In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in 2021 prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses.

Currency risk

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Defaulted securities risk

Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Distressed investments

The Fund’s distressed investments (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt and equity securities) are inherently speculative and are subject to a high degree of risk. Companies experiencing financial distress are often those operating at a loss or with substantial variations in operating results from period to period. Companies experiencing financial distress may be involved in insolvency proceedings and have the need for substantial additional capital to support continued operations or to improve their financial condition and may have very high amounts of leverage. Distressed companies typically are in default under, or have a significant risk of an inability to service, their debt obligations, especially during an economic downturn or periods of rising interest rates, may not have access to more traditional methods of financing and may be unable to repay debt by refinancing. Investments in distressed companies may be premised on a turnaround strategy. If turnarounds are not achieved, these companies could experience failures or substantial declines in value, and the Fund may not be able to divest itself of such unprofitable investments in a timely fashion or at all. Additionally, turnarounds may not be achieved within the contemplated investment horizons.

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The value of distressed instruments tends to be more volatile and may have an increased price sensitivity to changing interest rates and adverse economic and business developments than other securities or instruments. Distressed investments are often more sensitive to company-specific developments and changes in economic conditions than other securities. Furthermore, distressed debt instruments are often unsecured and may be subordinated to senior debt. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Equity investing risk

The Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the Fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns.

Small- and mid-capitalization companies risk

The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Repurchase agreements risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. These events could also trigger adverse tax consequences for the Fund. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities.

Derivatives risk

Although the Fund does not currently intend to use derivatives, the Fund may, in the future, or may, directly, or indirectly through its investment in one or more special purpose vehicles, partnerships, securitizations, structured financings or other collective investment vehicles managed by third parties utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivatives may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. The Fund may segregate cash or other liquid or other assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on a fund’s investments in derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the Fund’s use of derivatives. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. The new rule may not be effective to limit the risk of loss from derivatives.

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Cybersecurity risk

With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser, the Sub-Adviser and other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries)) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, the Sub-Adviser and other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs.

While the Adviser and the Sub-Adviser have established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified or that an attack may not be detected given that technology is changing and new ways to carry out cyber attacks are continuously developing.

In addition, cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser and Sub-Adviser operate have laws and regulations relating to data privacy, cybersecurity, and protection of personal information, including the General Data Protection Regulation in the EU that went into effect in May 2018. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Breaches in security could potentially jeopardize the Adviser, the Sub-Adviser, their employees’ or the Fund’s investors’ or counterparties’ confidential and other information processed and stored in, and transmitted through, the Adviser’s or Sub-Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of the Adviser’s or the Sub-Adviser’s business, liability to the Fund’s investors and other counterparties, regulatory intervention or reputational damage. Furthermore, if the Adviser or the Sub-Adviser fails to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause the Fund’s investors and clients to lose confidence in the effectiveness of its security measures.

Conflicts of interest risk

The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders. Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.

For example, the Adviser and the Sub-Adviser manage other investment funds and accounts (including proprietary accounts) with investment objectives and strategies that are similar to, or overlap with, the investment strategy of the Fund, creating potential conflicts of interest in investment and allocation decisions regarding the allocation of investments that may be appropriate for the Fund and other clients of the Adviser and the Sub-Adviser. The Fund may also, consistent with applicable policies and procedures, participate in aggregated investments in private placement transactions alongside other clients of the Sub-Adviser. In addition, the activities in which the Adviser, the Sub-Adviser and their respective affiliates are involved in on behalf of other accounts may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments.

Further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that the Adviser, the Sub-Adviser and their respective affiliates have now or may have in the future.

Anti-takeover provisions

The Fund’s Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the SAI.

Investment Adviser

The Adviser provides continuous and regular investment management services to the Fund.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser had approximately $54.6 billion in assets under management as of July 31, 2022, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of July 31, 2022, CNB and its affiliates had approximately $83.0 billion in assets under administration, which includes approximately $59.1 billion in assets under management. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

Under the terms of the advisory agreement between the Adviser and the Fund, and subject to the approval of the Board, the Adviser is authorized to delegate certain of its duties under the agreement to one or more sub-advisers pursuant to a written contract in accordance with, and in compliance with applicable requirements of, the 1940 Act, provided that the Adviser will supervise, oversee and monitor each such sub-adviser.

The Adviser’s main office is at 400 North Roxbury Drive, Beverly Hills, California 90210.

Sub-Adviser

The Adviser has engaged CIFC Investment Management LLC as the Fund’s sub-adviser. The Sub-Adviser is responsible for providing day-to-day investment advice and recommendations for the Fund. The Sub-Adviser is a registered investment adviser and focuses on multiple disciplines – CLOs, structured credit, corporate credit and opportunistic credit with approximately $40 billion of assets under management as of July 31, 2022. Serving over 350 investors globally, the Sub-Adviser has over 190 employees located in New York and London with approximately 90 investment professionals averaging 14 years of credit experience. CIFC is guided by a rigorous investment process with an acute focus on downside risk protection and bottom-up fundamental credit research applied across our disciplines. As of July 31, 2022, the Sub-Adviser manages 53 CLOs with total assets under management of approximately $28.7 billion. In addition, as of July 31, 2022, the Sub-Adviser manages approximately $5.5 billion in corporate credit strategies, $1.7 billion in structured credit strategies, and $3.5 billion in direct lending, across multiple funds and separately managed accounts. The Sub-Adviser is an experienced manager in the corporate credit and structured credit investment markets.

The Sub-Adviser’s main office is at 1 SE 3rd Avenue, Miami, FL 33131.

Advisory and Sub-Advisory Fees

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets.

For the fiscal years ended May 31, 2022, May 31, 2021, and May 31, 2020, the Fund paid to the Adviser the following investment management fees and the Adviser waived the indicated amounts.

Fiscal Year Ended May 31, 2022		Fiscal Year Ended May 31, 2021		Fiscal Year Ended May 31, 2020
Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
$3,122,411	$290,615	$1,790,615	$384,790	$897,869	$547,134

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For the fiscal years ended May 31, 2022, May 31, 2021, and May 31, 2020 the Adviser paid the following sub-advisory fees to the Sub-Adviser.

Fiscal Year Ended May 31, 2022	Fiscal Year Ended May 31, 2021	Fiscal Year Ended May 31, 2020
Fees Paid	Fees Paid	Fees Paid
$2,601,137	$1,496,877	$752,237

A discussion regarding the Advisory Agreement and the Sub-Advisory Agreement and the factors that the Board considered in renewing the Advisory Agreement and the Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the year ended May 31, 2022.

Expense Limitation

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2023, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the Advisory Agreement. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

For the fiscal year ended May 31, 2022, the Adviser recaptured fees it had previously waived in the amount of $0.

Portfolio Managers

Matthew Andrews and Jay Huang of CIFC are jointly and primarily responsible for providing day-to-day investment advice and recommendations for the Fund, and Thomas H. Ehrlein and Charles Luke of City National Rochdale (together with Mr. Andrews and Mr. Huang, the “Portfolio Managers”) provide proactive oversight and monitoring of CIFC.

Matthew Andrews is a Managing Director and Head of Capital Markets, and a Senior Portfolio Manager on CIFC’s Structured Credit Investment business. Mr. Andrews has over 20 years of experience in investment banking and structured finance. Prior to joining CIFC, Mr. Andrews was Head of CLO Origination and Structuring for RBS Securities Inc.’s U.S. CLO business. Prior to running the CLO business, Mr. Andrews was a Director in the Asset Backed Finance Group where he was responsible for originating, financing, structuring and distributing new issue securitizations backed primarily by leveraged loans, credit cards and consumer loan receivables. Prior to joining RBS Securities Inc., via Greenwich Capital Markets, Inc., Mr. Andrews was an Associate at Banc One Capital Markets, Inc. where he focused on originating, structuring and distributing securitizations backed by credit cards, consumer loans, auto loans, student loans, rental cars and equipment loans. Mr. Andrews holds a Bachelor of Business Administration in Finance with a minor in Economics from Southern Methodist University. Mr. Andrews is a CFA charterholder.

Jay Huang is a Managing Director, Head of Structured Credit Investments and a Senior Portfolio Manager at CIFC. Mr. Huang has over 20 years of experience in structured finance trading and portfolio management. Prior to joining CIFC, Mr. Huang spent 16 years at Citigroup where he was Managing Director and Global Head of their CLO, CDO and distressed Structured Investment Vehicle trading business. Prior to joining Citigroup, he worked at Salomon Smith Barney on the CDO structuring desk from 2000 to 2002. Mr. Huang graduated from Carnegie Mellon University with honors in 2000 with a Bachelor of Science in Applied Mathematics and Statistics and a minor in Computer Science.

Thomas H. Ehrlein, the Director of the Portfolio and Alternative Analytics Group of the Adviser, joined Rochdale in 2005. He oversees a number of business segments at the firm including investment oversight for all non-traditional investments and the portfolio analytics and modeling processes. Mr. Ehrlein is also a key member of the asset allocation committee at the Adviser. He has been in the Investment Management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his Bachelor of Science in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Charles Luke is a Managing Director and Senior Portfolio Manager at the Adviser. Mr. Luke has 17 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client

City National Rochdale Strategic CREDIT Fund | PAGE 48

management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends of substantially all net investment income, if any, quarterly. The Fund intends to make distributions of net realized capital gains, if any, at least annually.

Unless shareholders specify otherwise, dividends and other distributions will be reinvested in shares of the Fund. You may notify the Transfer Agent in writing up to five days prior to the record date of the next dividend or distribution to:

●	choose to receive dividends or distributions (or both) in cash; or

●	change the way you currently receive distributions.

If you elect to receive distributions and/or dividends by check and the check relating to any distribution or dividend remains uncashed for six months after the date thereof, the Fund will have the right, after such six month period, to reinvest the distribution or dividend relating to the check in shares of the Fund at the then current NAV per share and to reinvest all subsequent distributions and/or dividends in shares of the Fund until you again elect to receive distributions and/or dividends.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Fund are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Fund. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor also acts as agent for the Fund in connection with repurchases of shares.

Shares of the Fund are continuously offered through the Distributor, as the exclusive distributor of the Fund’s shares. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. (collectively, “intermediaries”)), including affiliates of City National Rochdale, to receive orders on its behalf. Such intermediaries are authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The shares are offered at the NAV per share calculated each regular business day.

The Fund has the sole right to accept orders to purchase shares and reserves the right to reject any purchase order in whole or in part.

Additional conditions may apply to investments in the Fund made by shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans. The investment professional or other financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. In addition, when you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

No market currently exists for the Fund’s shares. The Fund’s shares are not listed and the Fund does not intend to list its shares for trading on any securities exchange, and the Fund does not expect there to be any secondary market for the Fund’s shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s shares.

The Distributor is not obligated to buy any of the shares. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payments to financial intermediaries

Your financial intermediary may receive compensation from the Adviser and its affiliates for the sale of fund shares and related services, including administrative services and transaction processing.

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The Adviser and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Fund over other mutual funds or assist in efforts to promote the sale of the Fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

The Adviser and its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of their past profits and other available sources, which may include profits derived from services provided to the Fund. These payments may be based on a variety of criteria, including the amount of sales or assets of the Fund attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. The Adviser and its affiliates determine which firms to support and the extent of the payments they are willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Fund and that are willing to cooperate with the Adviser’s promotional efforts. The Adviser and its affiliates also may compensate financial intermediaries (in addition to amounts that may be paid by the Fund) for providing certain administrative services and transaction processing services.

The Adviser may benefit from revenue sharing if the intermediary features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the Fund’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which City National Rochdale personnel may make presentations on the Fund to the intermediary’s sales force). To the extent intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Adviser receives greater advisory and other fees due to the increase in the Fund’s assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Your intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the SAI. You can ask your financial intermediary about any payments it receives from the Adviser or the Fund, as well as about fees and/or commissions it charges.

The Adviser and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Fund, such as providing omnibus account services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with the Adviser or its affiliates that are not related to the Fund.

PURCHASE OF SHARES

The Fund generally accepts orders to purchase shares on a continuous basis at NAV per share during the last week of each month. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. The Fund reserves the right to suspend subsequent offerings or to accept purchases on a basis more or less frequent basis or other than during the last week of a particular month. Shares of the Fund are offered at NAV per share.

Any continuous offering may be discontinued at any time. The Fund has the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

All initial investments in the Fund are subject to a $1,000,000 minimum per registered investment adviser or other financial intermediary. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the Fund. Please contact your registered investment adviser or financial intermediary for more information. The Adviser may waive these minimum investment requirements. All investments in the Fund are subject to the approval of the Fund and the Fund reserves the right to reject a purchase order for any reason.

Please contact the Distributor or your registered investment adviser or other qualified intermediary for more information.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end “interval” fund and, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

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The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each repurchase offer, the Fund currently expects to offer to repurchase 8% of its outstanding shares unless the Fund’s Board has approved a higher amount for that repurchase offer.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers are made in the months of February, May, August and November.

The date on which the repurchase price for shares is determined shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The “repurchase request deadline” is the date by which shareholders wishing to tender shares for repurchase must respond to the repurchase offer.

When a repurchase offer commences, the Fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding shares that the Fund is offering to repurchase and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a shareholder’s repurchase request is due (the repurchase deadline).

●	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “repurchase pricing date”). See “Net Asset Value” in this Prospectus.

●	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase.

●	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

●	The procedures by which shareholders may request that their shares be repurchased and the right of shareholders to withdraw or modify their repurchase requests before the repurchase request deadline.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other fund document. If a shareholder’s shares are held in an advisory account over which an investment adviser has full discretionary authority, this notice may be sent solely to such investment adviser. The repurchase request deadline will be strictly observed. A repurchase request is received in good order if it is properly completed and signed. If a shareholder fails to submit a repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good order at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The date on which the repurchase price for shares is determined shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the repurchase pricing date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed under “Net Asset Value” in this Prospectus. During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s transfer agent at 1-888-889-0799.

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), (2) for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Oversubscribed Repurchase Offers

There is no minimum number of shares that must be submitted for repurchase before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis. The Fund does not currently expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

If any shares that you wish to have repurchased by the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may submit for repurchase more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to have your shares repurchased by the Fund when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not submit their shares for repurchase by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risk Factors” in this Prospectus. The repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Federal Income Tax Matters” below and “Tax Status” in the SAI.

Proceeds from the repurchase of shares are paid in cash (in U.S. dollars).

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Code) and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge, a constructive sale, or a conversion transaction, S corporations, shareholders who are subject to the alternative minimum tax, shareholders subject to the income inclusion timing rules of Code Section 451(b), shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, or governments or their agencies, instrumentalities or “controlled entities” thereof. In addition, the discussion does not address any state, local, or non-U.S. or non-income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund has elected to be treated, and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributed as dividends for U.S. federal income tax purposes to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net

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income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (subject to certain exceptions and special rules): (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships (collectively, the “asset diversification tests”).

For purposes of the 90% income test, the character of gross income earned by any entities in which the Fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying gross income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year dividends for U.S. federal income tax purposes in an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed as dividends for U.S. federal income tax purposes to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. In the case of net capital gain, the Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute quarterly substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income, if any, and the Fund intends to distribute at least annually its net realized capital gains, if any.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it generally will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and generally for the twelve-month period ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund intends to declare and pay dividends of substantially all net investment income, if any, quarterly. The Fund intends to make distributions of net realized capital gains, if any, at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.

In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at reduced U.S. federal income tax rates relative to ordinary income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income, with respect to dividends received by a Fund shareholder, generally means dividend income received from the Fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the Fund shareholder in

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question. The Fund is permitted to acquire stock of corporations and instruments treated as stock of corporations for U.S. federal income tax purposes, and it is therefore possible that a portion of the Fund’s distributions may be eligible for treatment as qualified dividend income, although the Fund does not expect that such eligible amounts (if any) will constitute a significant portion of its distributions.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to certain corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible for this corporate dividends-received deduction. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. As of the date of this Prospectus, the Fund does not expect to make significant distributions (if any) that will be eligible for the dividends-received deduction for corporations.

Distributions from net capital gains, if any, that are reported to a Fund shareholder as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates relative to ordinary income. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases).

This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during January of the following calendar year will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, however, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss incurred in any taxable year to offset its capital gains, if any, in taxable years following the taxable year of the loss. To the extent subsequent capital gains are offset by such losses, they will not cause the Fund to incur a U.S. federal income tax liability and may not be distributed as capital gain dividends to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of a purchase of Fund shares, a portion of the purchase price paid by a Fund shareholder may be attributable to unrealized appreciation in the Fund’s portfolio, or to undistributed investment income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, investment income or gains may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

A repurchase by the Fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the Fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. The Fund will use its judgment in reporting repurchases as sales or deemed distributions of ordinary income dividends or capital gain dividends for U.S. federal income tax purposes, but the IRS may disagree with the Fund’s reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares (including a repurchase) is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

In general, if Fund shares are sold, the selling shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of Fund shares. The Fund may also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the Fund will calculate the basis of the shares using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first repurchase of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an

City National Rochdale Strategic CREDIT Fund | PAGE 55

election is not made on or prior to such dates, the shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on repurchases of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from repurchases of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not subject to tax on Fund dividends or distributions received by the plan or on gains from repurchases of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar financial instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund (including equity tranche investments in CLOs) may be treated as equity interests in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund directly or indirectly holds any equity interest (under Treasury Regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income.

A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences with respect to a PFIC investment, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) with respect to the PFIC investment without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in taxable gain or loss to the Fund and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. If the Fund makes a valid qualified electing fund election with respect to a PFIC, the Fund will include in its income each year its pro rata share of the PFIC’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the PFIC to the Fund. If the

City National Rochdale Strategic CREDIT Fund | PAGE 56

qualified electing fund election is made, actual cash distributions by the PFIC paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the Fund. Any gain or loss recognized by the Fund from the sale or other disposition of stock of a PFIC for which the Fund has made a qualified electing fund election will generally be treated as a capital gain or loss. If the Fund makes a mark-to-market election with respect to a PFIC, the Fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the PFIC at the end of the year over its adjusted tax basis in that stock, and the Fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election). If the Fund makes a mark-to-market election with respect to a PFIC, then any gain recognized by the Fund from the sale or other disposition of the stock of a PFIC will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If the Fund owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation (including, in each case, certain interests in CLOs), the Fund will be treated as a “U.S. Shareholder” for purposes of determining whether such foreign corporation is a CFC. If the Fund is a U.S. Shareholder with respect to such foreign corporation and a sufficient portion of the interests in such foreign corporation (including equity tranche investments in CLOs) are held by the Fund, independently or together with certain other U.S. Shareholders, such foreign corporation would be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of such CFC’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be recognized by the Fund as a component of its investment company taxable income prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, in order to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

The Fund may invest to a significant extent in, or hold, debt instruments that are below investment grade or that are unrated, including debt instruments of issuers not currently paying interest or that are in default. Investments in debt instruments that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on debt instruments in default should be allocated between principal and interest and whether certain exchanges of debt instruments in a workout context are taxable events for U.S. federal income tax purposes. These and other issues will be addressed by the Fund, in the event it invests in or holds such debt instruments, in order to seek to mitigate the risk that it fails to distribute sufficient income to preserve its qualification for treatment as a regulated investment company and minimize U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts and similar financial instruments, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts or similar financial instruments may not have been performed or closed out. The tax rules applicable to these contracts, options and similar financial instruments may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts and similar financial instruments relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or similar transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and similar financial instruments, and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions

City National Rochdale Strategic CREDIT Fund | PAGE 57

and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund will not be considered a “publicly offered” regulated investment company if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. If for any taxable year the Fund were not a “publicly offered” regulated investment company within the meaning of Section 67(c)(2)(B) of the Code, certain of the Fund’s direct and indirect expenses would be subject to special rules relating to expenses. Very generally, pursuant to Treasury Regulations, expenses of a regulated investment company that is not “publicly offered,” except those specific to its status as a regulated investment company or separate entity (e.g., registration fees or transfer agency fees), are treated as additional dividends to certain Fund shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as individuals) and, for years beginning after December 31, 2017 and before January 1, 2026, are not deductible by those shareholders that are individuals (or entities that compute their taxable income in the same manner as individuals).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes imposed on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under Treasury Regulations but do not include certain taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any taxable year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income recognized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares may be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the applicable shareholder’s federal income tax liability, provided the appropriate information is timely furnished to the IRS.

City National Rochdale Strategic CREDIT Fund | PAGE 58

Persons holding Fund shares who are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other applicable and authorized U.S. nonresident withholding certificate is on file, to backup withholding on certain other payments from the Fund. “Qualified net interest income” is generally the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income earned by a non-U.S. shareholder from the Fund that is effectively connected with a trade or business conducted by the non-U.S. shareholder in the U.S. (“effectively connected income”) generally will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Fund shares and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it is expected that the Fund will not be subject to pay any Delaware corporation income tax; however, the Fund may be subject to certain other state, local or foreign income, franchise or other taxes.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. Government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

NET ASSET VALUE

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund’s shares are valued as of a particular time (the “Valuation Time”) each day that the NYSE opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund’s most recent NAV is available on the Fund’s website, www.citynationalrochdalefunds.com.

The value of the Fund’s securities and other assets is determined pursuant to valuation procedures of the Fund and the Adviser. The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In accordance with the valuation policies and procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services.

The Fund’s portfolio will normally consist primarily of debt and other credit-related investments. The price for these investments, including CLO investments, Warehouse Investments and investments in Risk Retention Vehicles, will generally be based on prices provided by the Fund’s approved independent third party pricing services. Pricing services may use evaluated or matrix pricing or valuation models that utilize certain inputs and assumptions to provide estimated values. Debt and other credit-related investments may also be valued based on quotations obtained from unaffiliated market makers and other financial institutions that trade in similar investments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

1

As of the date of this Prospectus, the NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time, and will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

City National Rochdale Strategic CREDIT Fund | PAGE 59

If market quotations are not readily available for an investment or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund’s investments in accordance with fair value procedures. The Adviser has formed an internal Fair Value Committee (the “Fair Value Committee”) to establish a value for the investment in accordance with fair valuation procedures. In these circumstances, the Fair Value Committee determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. For purposes of determining the fair value of securities, the Fair Value Committee may consider, without limitation: (i) indications or quotes from brokers; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Committee; (iv) the Adviser’s and/or Sub-Adviser’s valuation recommendation and information supporting the recommendation; or (v) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability.

The values of the Fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or have their shares repurchased by the Fund. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of common shares, without par value. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

As of August 31, 2022, the following number of shares were outstanding:

Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Outstanding Shares
Common Shares	Unlimited	0	28,023,759.077

The following is a list of the record holders of 5% or more of any class of the Fund’s outstanding shares as of August 31, 2022.

Record Holder	Share Class	Number of Shares	% of Class
SEI Private Trust Co C/O City National Bank ID 541 1 Freedom Valley Dr Oaks, PA 19456-9989	Common Shares	9,895,663.489	35.31%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Common Shares	9,638,321.893	34.39%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Common Shares	7,922,701.946	28.27%

City National Rochdale Strategic CREDIT Fund | PAGE 60

As of August 31, 2022, the following record holders held more than 25% of the outstanding shares of the Fund. A person may be deemed to control the Fund if such person owns more than 25% of the outstanding shares of the Fund.

Record Holder	Share Class	Number of Shares	% of Class
SEI Private Trust Co C/O City National Bank ID 541 1 Freedom Valley Dr Oaks, PA 19456-9989	Common Shares	9,895,663.489	35.31%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Common Shares	9,638,321.893	34.39%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	Common Shares	7,922,701.946	28.27%

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Although the Fund is not required to hold annual meetings of its shareholders, except as required by law, a special meeting of shareholders may be called at any time by the Chairman, President or Trustees of the Fund. A special meeting of shareholders may also be called by the Secretary of the Fund at the written request of shareholders holding at least a majority of the outstanding shares entitled to vote at such meeting, under certain circumstances, as provided in the Declaration of Trust or in the By-Laws.

A Trustee may be removed from office only (i) by action of at least a majority of the remaining Trustees if such removal is approved by the action of at least three-quarters (3/4) of the outstanding shares, or (ii) by the action of at least three-quarters (3/4) of the remaining Trustees, specifying the date when such removal shall become effective.

The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Fund into other entities, reorganize the Fund into another trust or entity or a series or class of another entity, sell the assets of the Fund to another entity, or terminate the Fund.

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. Conversion of the Fund to an open-end investment company would require the affirmative vote of three-quarters (3/4) of the Trustees the in office, followed by a favorable vote of the holders of at least a majority of fund’s outstanding shares. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, or NAV per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions generally will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption.

Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions, such as those relating to leverage and the purchase of illiquid securities.

The Declaration of Trust requires the favorable vote of the holders of at least three-quarters (3/4) of the outstanding shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of the outstanding shares of the Fund and their affiliates or associates. For purposes of these provisions, a 5% or greater holder of the outstanding shares of the Fund (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of the Fund. The 5% holder transactions subject to these special approval requirements are:

●	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

●	the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to a dividend reinvestment or similar plan available to all shareholders of the Fund;

City National Rochdale Strategic CREDIT Fund | PAGE 61

●

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

●

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

ADMINISTRATOR, FUND ACCOUNTING AGENT, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

SEI Investments Global Funds Services, a wholly-owned subsidiary of SEI Investments, Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator and fund accounting agent (the “Administrator”). SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s distributor (the “Distributor”). U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian (the “Custodian”). U.S. Bank Global Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent (the “Transfer Agent”).

The Fund compensates the Administrator, the Custodian and the Transfer Agent for their services. The Distributor is not compensated for its services to the Fund.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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PRIVACY PRINCIPLES

The Fund knows our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The Fund has a Privacy Policy to guide the Fund’s conduct when it collects, uses, maintains or releases nonpublic personal information from the Fund’s shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. The Fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the Fund, its affiliates or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized here and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the Fund’s Privacy Policy is available upon request from the Fund. Should you have any questions regarding the Policy, please contact your investment professional or the Fund at 1-888-889-0799.

City National Rochdale Strategic CREDIT Fund | PAGE 67

City National Rochdale Strategic Credit Fund

PROSPECTUS

September 30, 2022

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.

CNR-PS-026-0600

City National Rochdale Strategic Credit Fund

400 Park Avenue

New York, New York 10022

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2022

City National Rochdale Strategic Credit Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

This statement of additional information (this "SAI") related to the shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated September 30, 2022 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-888-889-0799 or by written request to the Fund at 400 Park Avenue, New York, New York 10022. You may also obtain a copy of the Prospectus from our website at: www.citynationalrochdalefunds.com. The Fund's financial statements for the fiscal year ended May 31, 2022, including the independent registered public accounting firm's report thereon, are incorporated into this SAI by reference.

FUND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on February 26, 2018. City National Rochdale, LLC ("City National Rochdale" or the "Adviser") is the Fund's investment adviser. The Adviser has engaged CIFC Investment Management LLC ("CIFC" or the "Sub-Adviser") as the Fund's sub-adviser.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with the Fund's investment objectives and principal investment strategies as stated below. See the "Investment Objectives and Principal Investment Strategies" section of the Prospectus.

INVESTMENT PRACTICES AND POLICIES

The Prospectus presents the investment objectives and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Fund's investment practices and policies.

Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitation on borrowing). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies. There is no limit on the ability of the Fund to make any type of investment or to invest in any type of security, except as expressly stated in the Prospectus or in this SAI or as imposed by law.

The Fund's investment objectives and, unless otherwise noted in the Prospectus or in this SAI, its investment policies and techniques may be changed by the Fund's Board of Trustees (the "Board") without approval of shareholders. A change in the investment objectives or policies of the Fund may result in the Fund having investment objectives or policies different from those which a shareholder deemed appropriate at the time of investment.

INVESTMENT PRACTICES

Debt securities

The Fund may invest in a variety of debt securities. The Fund may have exposure to debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund has no limits as to the maturity of debt securities in which the Fund may invest directly or indirectly or as to the market capitalization range of the issuers. The Fund does not have investment policies establishing specific maturity ranges for its investments which may be within any maturity range (short, medium or long) depending on the Sub-Adviser's evaluation of investment opportunities available within the debt securities markets.

The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic and political conditions, and market developments) and debt securities may be difficult to value during such periods. In recent years, interest rates in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. Rising interest rates could have a material adverse effect on prices for debt securities and on the management of the Fund.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Maturity and duration

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security's cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.

Some principal risks of debt securities

Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund's fixed income investments may decline due to a decrease in market interest rates. If rates decline, when a fund's fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's fixed income investments. Conversely, during periods of rising interest rates, the value of a fund's fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund's duration or average maturity is longer. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Collateralized loan obligations

Collateralized loan obligations ("CLOs") are a type of asset-backed security. A CLO is a special purpose investment vehicle that issues debt and equity securities and primarily uses the proceeds from such issuances to purchase senior secured corporate loans and, in the case of European CLOs, senior secured loans and senior secured corporate bonds (together, "Senior Secured Obligations" or "SSOs") and other assets. CLOs offer investors access to diversified pools of such assets, with term, non-recourse, non-mark-to-market leverage, which are anticipated to provide a steady stream of current cash flows.

The debt issued by a CLO is divided into several tranches with different priority claims, which represent different risk/return profiles. The equity tranches of CLOs (i.e., the junior-most tranches) receive excess cash flow after the payment of interest on the more senior tranches (i.e., the debt tranches), and other excess cash flow after the more senior tranches are repaid. The mezzanine tranches of CLOs (and there are typically multiple mezzanine tranches with differing priorities) are the most junior of the debt tranches. CLO equity and mezzanine tranches entail generally higher risk (albeit different risks because the mezzanine tranches are structurally superior to the equity tranche), with the potential for higher returns, than other tranches of CLO debt that are more senior. CLO equity and mezzanine tranches are considered speculative with respect to timely payment of distributions or investment and reinvestment or repayment of principal.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the tranche of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs allowing a CLO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CLO's manager may perform poorly.

Exposure to portfolios of Senior Secured Obligations

It is currently expected that the underlying investments held by CLOs in which the Fund invests will primarily be Senior Secured Obligations ("SSOs"). These SSOs are senior secured loans made by banks or other institutions to leveraged, non-investment grade firms (or, in the case of European CLOs, senior secured bonds issued by non-investment grade firms), in each case, to finance mergers and acquisitions, recapitalizations, capital expenditures and general corporate purposes. These loans (or bonds) are syndicated, or sold, to institutional investors.

Typically, SSOs will be floating rate in nature and will benefit from collateral protection, as well as, in some cases, financial maintenance covenants. Financial maintenance covenants are intended to warn investors of weakening performance and, when breached, may permit lenders to re-price the obligation or take further action to protect their interests, a benefit generally unavailable to holders of high yield bonds (which instead are protected by incurrence covenants).

SSOs are secured and typically hold the senior most position in the capital structure. Because SSOs often are secured by a lien (which may be a first priority lien or a second priority lien) on substantially all of the assets of the borrower and other relevant obligors and/or guarantors, including receivables, inventory and property, plant and equipment, they must be repaid, to the extent the relevant obligor is otherwise unable to do so, from the proceeds of such assets before unsecured debt obligations (i.e., before the holders of most high yield bonds and equity).

CLO equity

The equity tranches of CLOs have several potentially positive investment characteristics. These characteristics include exposure to a diversified portfolio of SSOs and professional management of such portfolio. In addition, the CLO structure provides term financing in which the equity tranche investor risks only its upfront investment and the equity cash flow is generally not subject to market price fluctuations of the underlying assets. Furthermore, new CLOs permit an investor in their equity tranches to invest indirectly in SSOs using leverage.

The equity tranche of a CLO also typically generates most of its total return from current income, derived from its underlying SSOs.

CLO mezzanine tranches

The mezzanine tranches of CLOs offer potentially positive investment characteristics similar to those of equity tranches of CLOs, generally with less risk (including less exposure to defaults on the underlying assets) due to their structural superiority and a fixed return above a benchmark interest rate that protects the holder against rising interest rates. In addition, the Adviser believes that investing in mezzanine tranches of CLOs may allow the Fund to earn attractive returns pending higher yielding investment opportunities and may increase the Fund's negotiating position with CLO issuers by enabling the Fund to submit combination CLO mezzanine and equity tranche orders.

LIBOR basis risk

The loans underlying CLO or Warehouse Investments, and the debt issued by CLOs and Warehouses, typically bear interest at a floating rate based on the London Inter-Bank Offer Rate, or "LIBOR", which is intended to reflect the rate that banks in London charge to lend funds in a specified currency to one another for a specified period of time. LIBOR varies depending on the currency and the borrowing period involved. Most CLO debt securities in the U.S. bear interest a rate tied to three-month USD LIBOR, whereas many of the loans that are held by these CLOs give their borrowers the right to choose the interest period with reference to which LIBOR will be determined. Recently, the spread between one-month USD LIBOR and three-month USD LIBOR has been increasing, with three-month USD LIBOR being more expensive. As a result, borrowers who have had the option have increasingly been choosing to price their loans based on one-month LIBOR. Since CLO liabilities are generally tied to three-month LIBOR, this development has resulted in a reduction in the interest paid to CLOs relative to the interest that is payable by them to the holders of their debt securities, and consequently a reduction in the returns to holders of their equity tranches. There can be no assurance that this trend will not continue, and that the spread between one-month and three-month LIBOR will not increase further. It is uncertain at this time how the applicable spreads will diverge once there is a transition to the Secured Overnight Financing Rate ("SOFR") (the alternative rate of the Federal Reserve Bank of New York ("FRBNY"), or any other alternative rate, and any applicable benchmark rate adjustments.

LIBOR floor risk

Many floating rate loans include a "LIBOR floor," or minimum interest rate to which the loan's spread is added, to calculate the loan's overall interest rate. In recent years, while LIBOR was at historically low levels, holders of the Equity Tranches of CLOs or Warehouses benefited from the fact that, whereas many of the loans held by the relevant CLO or Warehouse Issuer were paid interest subject to a LIBOR floor, the liabilities of the CLO or Warehouse paid interest at rates calculated based on actual LIBOR, without the inclusion of a LIBOR floor. The difference between actual LIBOR and the LIBOR floors applicable to a given CLO's or Warehouse's investments thus increased the "excess spread" (i.e., the difference between the interest rate collected on such investments and the interest payable on the debt obligations of the applicable CLO or Warehouse) available to the holders of Equity Tranches of such CLO or Warehouse. Recently, the level of LIBOR has increased such that actual LIBOR levels are now higher than the LIBOR floor applicable to many floating rate loans. As a result, the returns on the Fund's Investments in the Equity Tranches of CLOs or Warehouses may be lower than the returns on similar Investments would have been at a time when LIBOR was lower. In addition, there may be disputes between market participants regarding the interpretation and enforceability of provisions in the Fund's LIBOR-based CLO or Warehouse investments (or lack of such provisions) related to the economic floors in such investments, which may result in a loss or degradation of floor protection in the case of a transition from LIBOR to any one of the various alternative reference rates, including the SOFR.

Other LIBOR risks

Syndicated commercial debt typically has borne interest at a floating rate based on LIBOR. However, findings of manipulation with respect to the calculation of LIBOR decreased the confidence of the market in LIBOR and led market participants to look for alternative, non-LIBOR based types of investments, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR benchmarks.

In a speech on July 27, 2017, Andrew Bailey, the Chief Executive of the Financial Conduct Authority in the United Kingdom ("FCA"), announced the FCA's intention to cease sustaining LIBOR from the end of 2021. On March 5, 2021, the FCA announced that certain LIBOR settings (all seven Euro and Swiss franc LIBOR tenors, overnight, one-week, two-month and 12-month sterling LIBOR, spot next, one-week, two-month and 12-month yen LIBOR, and one-week and two-month U.S. dollar LIBOR) would permanently cease immediately after December 31, 2021. Publication of the 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will permanently cease immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Transition away from LIBOR as a benchmark reference for interest rates may affect the cost of capital and may require amending or restructuring debt instruments and related hedging arrangements for the Fund and its portfolio companies, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund's liquidity, results of operations and financial condition. Additionally, the automated systems used to administer loans in which the Fund may invest may have been developed based on LIBOR, and there may be operational difficulties as and when LIBOR is phased out. Industry participants continue to consider alternatives to LIBOR.

On April 3, 2018, the FRBNY began publishing its alternative rate, SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. SOFR is generally expected to increase as the Federal Reserve Board raises short-term Treasury rates. The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average ("SONIA"). Both SOFR and SONIA significantly differ from LIBOR – both in the actual rate and how they are calculated – and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR, or choose another alternative replacement rate. Furthermore, it is not possible to predict the changes that will ultimately be made to benchmark rates, the effect of any such changes and any other reforms to benchmark rates that may be enacted in the United Kingdom, United States and elsewhere and the effect of any perceived manipulation of benchmark rates. In connection with the adoption of SOFR, SONIA, or another benchmark as a replacement for LIBOR in a loan's documentation, the spread (or method for calculating the spread) applicable to that loan may also be modified, which modification may be based on the recommendations of the Loan Syndications and Trading Association, the Alternative Reference Rates Committee (or such successor organization, as applicable), or a governmental body for the applicable replacement benchmark rate (if any) or may be based on a determination of an industry-accepted spread adjustment for the replacement of the relevant LIBOR rate with the relevant replacement benchmark rate. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past and/or fewer loans utilizing given benchmark rates as a component of interest payments. These matters may adversely affect the value of the Fund and its Investments.

No assurance can be given that loans, securities and other contracts currently utilizing a LIBOR benchmark will not transition to a replacement benchmark prior to the cessation of that LIBOR benchmark. For instance, as of the date of this Prospectus, certain senior secured loans have already transitioned to utilizing SOFR based interest rates. This will likely (over time) create a mismatch between the benchmark rates used in determining the interest rate for the debt obligations of the CLOs and Warehouses in which the Fund invests, on the one hand, and the benchmark rates used by the loans and securities held by such CLOs or Warehouses, on the other hand. In particular, the governing documents of the debt obligations under CLOs and Warehouses may specify that such debt obligations bear interest based on a LIBOR benchmark unless and until certain benchmark replacement events occur (for example, in the event that interest payable in respect of a certain percentage of the underlying investments of such CLOs or Warehouses becomes based on a non-LIBOR benchmark). Prior to the occurrence of such a benchmark replacement event, however, it is expected that a material portion of the underlying investments of such CLO(s) or Warehouse(s) will become based on one or more non-LIBOR benchmark(s). If, during such time, the rate of any such replacement benchmark (including any spread adjustment) falls relative to LIBOR, the interest collected on the underlying investments of the applicable CLO(s) and/or Warehouse(s) could be reduced by a greater percentage than the interest payable on its debt obligations, resulting in a reduction of the cash flows that would otherwise be available to make distributions to the Fund, as a holder of the Equity Tranches of such CLO(s) and/or Warehouse(s). There may also be a timing mismatch in calculating the interest payable on such debt obligations and underlying investments, as replacement benchmarks applicable to underlying investments may adjust more frequently or less frequently, or on different dates, than the LIBOR benchmark applicable to the debt obligations. Such mismatches could result in the issuer or the borrower (as applicable) under such CLO or Warehouse collecting amounts of interest proceeds which are insufficient to make payment on the debt obligations, or that result in reduced payments to the holder of the Equity Tranche, of such CLO or Warehouse. Additionally, a shift in the financing markets away from LIBOR-based loans and bonds may make it more difficult for CLO issuers to satisfy certain investment conditions set forth in a CLO's offering documents.

CLOs and Warehouses generally contemplate a scenario where LIBOR is no longer available and the use of SOFR as the replacement reference rate. Many CLOs and Warehouses now include, or have been amended to include, language permitting the CLO's or the Warehouse's (as applicable) investment manager to implement the use of SOFR as a replacement rate upon the occurrence of certain material disruption events, including, for instance, more than 50% of the underlying investments of such CLO or Warehouse using one or more non-LIBOR benchmark(s). However, not all CLOs or Warehouses may adopt such provisions, nor can there be any assurance that a CLO's or Warehouse's investment managers will undertake the suggested amendments when able. Beginning on January 1, 2022, in lieu of LIBOR all U.S. CLO and Warehouse transactions have been issued using SOFR as their reference rates.

In addition, given that the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this Prospectus, a transition away from LIBOR could:

•	adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO and Warehouse investments;
•	require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;
•	result in inquiries or other actions from regulators in respect of the Fund's preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
•	result in disputes, litigation or other actions with CLO and Warehouse investment managers, regarding the interpretation and enforceability of provisions in the Fund's LIBOR-based CLO and Warehouse investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
•	require the transition and/or development of appropriate systems and analytics to effectively transition the Fund's risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and
•	cause the Fund to incur additional costs in relation to any of the above factors.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the FRBNY. If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Warehouse Investments

Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer) will purchase and "warehouse" a portion of the underlying loans (and, in the case of European CLOs, bonds) that will be held by such CLO (the "Warehouse"). To finance the accumulation of these assets, a financing facility (a "Warehouse Facility") is opened, equitized either by the entity or affiliates of the entity that will become the collateral manager of the CLO upon its closing and/or by third-party investors that may or may not invest in the CLO. The period from the date such Warehouse is opened and asset accumulation begins to the date the CLO closes is referred to as the "warehousing period." The Fund may participate in SSOs during warehousing periods by providing equity capital in support of Warehouses. In practice, a Warehouse investment ("Warehouse Investment") may be structured in a variety of legal forms (typically determined by the bank engaged to underwrite the associated CLO which will also typically be the provider of senior financing to the Warehouse), including by subscribing for equity interests or a subordinated debt investment in a special purpose vehicle that obtains a Warehouse Facility secured by the assets (primarily SSOs) that are accumulated in anticipation of the related CLO.

Risk Retention Vehicles

The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or European vehicles ("Risk Retention Vehicles") established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations.

The Risk Retention Vehicles in which the Fund invests qualify as eligible risk retainers (i) under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "U.S. Retention Requirements"); and/or (ii) under applicable European risk retention requirements including those promulgated under (a) Part Five of EU Regulation No. 575/2013 together with any regulatory and/or implementing technical standards and guidance relating thereto as amended, replaced or supplemented from time to time ("CRR Retention Requirements"); (b) EU Directive 2011/61/EU ("AIFMD Retention Requirements"); and (c) Commission Delegated Regulation (EU) 2015/35 ("Solvency II Retention Requirements" and, together with the CRR Retention Requirements and the AIFMD Retention Requirements and other applicable European risk retention rules, the "European Retention Requirements" and, together with the U.S. Retention Requirements, the "Retention Requirements"). Such Risk Retention Vehicles will be structured to satisfy the Retention Requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable Retention Requirements (the "Retention Notes") and will include Risk Retention Vehicles with respect to CLOs managed by other collateral managers, but will not include Risk Retention Vehicles with respect to CLOs for which the Sub-Adviser acts as collateral manager.

In connection with satisfying the CRR Retention Requirements, the Fund invests indirectly in CLO equity securities (and possibly in some instances in more senior CLO securities) and Warehouse Investments through an entity (the "Retaining Party") satisfying the CRR Retention Requirements and of which the Fund has either a direct or indirect equity ownership. If the Retaining Party is structured as an "originator" under the CRR Retention Requirements, it would be required to commit: (a) either (i) to establish and manage the relevant CLO, contributing some of the securitized obligations to the relevant CLO on closing (typically 5 to 10% of the target par amount), or (ii) to establish the relevant CLO and contribute over 50% of the total securitized obligations on the closing date and for so long as the securities of the CLO are outstanding; and (b) in respect of the obligations contributed by the Retaining Party to the relevant CLO, (i) to have been involved in the original agreements which created such obligations, or (ii) to have purchased such obligations for its own account prior to contributing them to the relevant CLO.

In connection with satisfying U.S. Retention Requirements, the Fund invests indirectly in CLO equity securities (and possibly in some instances in more senior CLO securities) through an investment in a CLO collateral manager (including a CLO collateral manager that has been established for the purpose of complying with the U.S. Retention Requirements), an entity that is a majority-owned affiliate of a CLO collateral manager or an entity in which the collateral manager or a person that directly or indirectly controls the collateral manager owns a controlling financial interest under U.S. generally accepted accounting principles ("GAAP").

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and Warehouse Investments through entities that have been established to satisfy the U.S. Retention Requirements and/or the European Retention Requirements may allow for better economics for the Fund (including through fee rebate arrangements) by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the Retention Requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period is the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation, and breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the European Retention Requirements, in claims being brought against the retaining party.

Structured notes and related instruments

"Structured" notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund's net asset value ("NAV"). In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's NAV. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund's NAV. Loans may not be considered "securities" for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower's capital structure and/or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its NAV. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular loans when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's investments and calculating its NAV.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund's Adviser may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan's issuer.

Floating rate loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is LIBOR, the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans

It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, assignments or participation interests may trade at significant discounts from par.

Assignments

An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests

Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other information about floating rate loans

Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal.

Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower's obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Floating rate investments

Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the Fund's investment policies, the Fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year and funds that invest primarily in floating rate instruments.

Inverse floating rate securities

The Fund may invest in inverse floating rate obligations ("inverse floater"). The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Below investment grade debt securities

Below investment grade debt securities are those rated Ba/BB or lower or the equivalent rating by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or determined to be of equivalent credit quality by the Adviser. See "Appendix A" for a description of rating categories. The Fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-Adviser. Below investment grade securities, which are commonly referred to as "junk" bonds, have high risk, speculative characteristics.

The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Economic volatility may affect the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse or volatile market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund's NAV.

Since generally greater risks are associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund's credit quality policies, if a security receives different ratings from two or more NRSROs, the Fund will use the rating chosen by the Portfolio Managers as most representative of the security's credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the Fund's portfolio securities, the Sub-Adviser will consider if any action is appropriate in light of the Fund's investment objectives and strategies. An investor can still lose significant amounts when investing in investment grade securities.

OTHER INVESTMENTS

Mortgage-backed securities

Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("Ginnie Mae") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) and Fannie Mae (formally known as the Federal National Mortgage Association) certificates, are not. The U.S. Government has in the past provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which the Fund may invest are not guaranteed by the U.S. Government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, the Fund could experience losses in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or certain government sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have other credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. The Fund may also buy mortgage-backed securities without insurance or guarantees.

If the Fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the Fund's subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The Funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Other asset-backed securities

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.

Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or "CBOs"), bank loans (such as CLOs as discussed above) and other debt obligations (such as collateralized debt obligations or "CDOs").

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to the Fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in the Fund experiencing difficulty in valuing asset-backed securities.

Corporate debt

The Fund may invest in corporate debt securities of U.S. issuers and foreign issuers, and/or it may hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) that meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. Corporate income-producing securities may include forms of preferred or preference stock. The interest rate on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Corporate debt securities may be acquired with warrants attached. Securities rated Baa by Moody's, BBB by S&P and BBB by Fitch are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as "having adequate capacity to meet financial commitments, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments." For securities rated BBB, Fitch states that "...expectations of default risk are currently low... capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity."

Commercial paper

The Fund may purchase commercial paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers rated by Moody's Investors Service ("Moody's") and Standard & Poor's Rating Group ("S&P"). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

Commercial paper includes asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Fund in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. The Fund will therefore have a higher likelihood of loss than investors in the senior notes.

U.S. Government obligations

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. Government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Non-U.S. investments

The Fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non- U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund expects that a majority of its investments in CLOs will consist of securities of non-U.S. issuers.

Debt obligations of non-U.S. governments

The Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2007), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country's implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Equity securities of non-U.S. issuers

The Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Investments in emerging markets

The Fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by events in those regions and economic sanctions against Russia, and other responses to these events by the United States and other nations.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund's investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. For instance, COVID-19 has caused major disruption to economies and markets around the world, including in Europe. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments due to the interconnected nature of the global economy and capital markets.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

United Kingdom exit from the EU. The United Kingdom ("UK") formally withdrew from the European Union ("EU") on January 31, 2020 (such withdrawal being commonly referred to as "Brexit"). Following a transition period, the UK's post-Brexit trade agreement with the EU passed into law in December 2020, was provisionally applied effective January 1, 2021, and formally entered into force on May 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Funds' investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. As a result of Brexit, the manner in which the Fund invests in assets located within the EU or the UK may be impacted. The uncertainty created by Brexit may in turn adversely impact the financial performance of the Fund and the Fund's returns. Any change, including, but not limited to, regulatory changes, may increase the costs borne directly or indirectly by the Fund and adversely affect the Fund's returns. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments.

Russia's Invasion of Ukraine. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia's invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Developments in the China Region. After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

China and other developing market countries may be subject to considerable degrees of economic, political and social instability. China's economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China's growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries.

Sanctions or other government actions against certain countries could negatively impact a fund's investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments designated as related to the Chinese military. These matters could adversely affect China's economy and the value of Chinese companies, and cause a fund to incur losses.

Subordinated securities

Subordinated securities are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund's sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Defaulted securities

The Fund may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's NAV. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's NAV may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Distressed securities

While the Fund does not intend to acquire distressed securities, the Fund may continue to hold leveraged loans and other debt instruments that were not distressed at the time of investment during periods of market dislocation or in instances where the issuers of such instruments experience some level of financial or business distress (including undergoing bankruptcy or other reorganization or liquidation proceedings) such that the instruments held by the Fund may be deemed distressed securities. Distressed securities may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and ask prices of such securities may be greater than normally expected. If the Adviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or the Fund may be required to accept cash or securities with a value less than its original investment.

Certificates of deposit, bankers' acceptances and time deposits

The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the Fund's investment objectives and policies, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of certificates of deposit of each held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Non-diversification

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of the Fund's total assets, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Equity securities

The Fund also may invest up to 20% of its net assets in equity securities of companies of any market capitalization throughout the world. Those equity securities include common stocks, preferred stocks, and rights and warrants. Returns on equities consist of any dividends received plus the amount of appreciation or depreciation in the value of the equity security. Certain equity securities may be purchased because they may provide dividend income.

●	Common stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure.

●	Preferred stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline.

●	Rights and warrants. The Fund can hold warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

●	Risks of investing in equities. Equities fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund obtains exposure to equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's NAV per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

●	Convertible securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its "bond value," which is the value of the debt or preferred stock component of the security, and its "conversion value," which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Other factors can affect a particular equity security's price, such as poor earnings reports by the issuer, loss of major customers, or major litigation, or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact the industry or sector of the issuer or securities markets as a whole.

Small and medium capitalization companies

The Fund may invest in companies with small or medium capitalizations. Smaller and medium capitalization securities can be more volatile than, and perform differently from, larger capitalization securities. There may be less trading in a smaller or medium company's securities, which means that buy and sell transactions in those securities could have a larger impact on the securities' price than is the case with larger company securities. Smaller and medium company securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on the price of a smaller and medium company's securities than is the case for a larger company. As a result, the purchase or sale of more than a limited number of securities of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company securities may not be well known to the investing public.

Reverse repurchase agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose and up to 5% of the Fund's total assets from banks and other lenders for temporary purposes. The Fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Repurchase agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. All repurchase agreements entered into by the Fund shall be fully collateralized with U.S. Treasury and/or agency obligations at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the collateral, the Fund may be required to return the collateral to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the Fund's ability to enter into repurchase agreements. The Securities and Exchange Commission (the "SEC") frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Zero coupon, pay-in-kind, deferred and contingent payment securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Money market instruments

The Fund can invest directly or indirectly in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. Government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers' acceptances; commercial paper; and variable amount master demand notes.

Cybersecurity issues

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tension may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity failures or breaches by the Adviser, the transfer agent, the Distributor and other service providers (including, but not limited to, the Fund's custodian and financial intermediaries), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Adviser, transfer agent, the Distributor and their respective service providers are subject to the risk of cyber incidents occurring from time to time.

Derivatives

Although the Fund does not currently intend to use derivatives, the Fund may, in the future, or may, directly, or indirectly through its investment in one or more special purpose vehicles, partnerships, securitizations, structured financings or other collective investment vehicles managed by third parties utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivatives may be considered senior securities unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions.

Regulatory issues

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term Commodity Pool Operator ("CPO") under the Commodity Exchange Act (the "CEA") pursuant to U.S. Commodity Futures Trading Commission Rule 4.5. Accordingly, the Adviser, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA ("commodity interests"), including futures and options on futures and certain swaps transactions.

The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, granted significant authority to the Securities and Exchange Commission ("SEC") and the Commodity Futures Trading Commission to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and imposes new requirements and restrictions on investments in derivatives made by such investment companies, including establishing a new asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act. Unless a fund qualifies as a "limited derivatives user," as defined under new Rule 18f-4, the new rule, among other things, requires the fund to adopt and implement a derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by a fund's board and periodically reviews the DRMP and reports to the board. Generally, the full requirements of Rule 18f-4 do not apply to a fund if it uses derivative instruments in a limited amount, and therefore, qualifies as a "limited derivatives user," as defined in the rule. The Fund intends to qualify as a ''limited derivatives user'' as defined in Rule 18f-4, and has adopted policies and procedures to monitor compliance with such qualification. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. With the Fund's transition to reliance on Rule 18f-4, as applicable, the Fund's approach to asset segregation or "earmarking" and coverage requirements with respect to derivatives and similar instruments is no longer applicable. The Fund may still segregate cash or other liquid or other assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. The requirements of Rule 18f-4 may limit the Fund's ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund's investments and cost of doing business, which could adversely affect the value of the Fund's investments and/or the performance of the Fund. The rule also may not be effective in limiting the Fund's risk of loss from derivatives. There may be additional regulation of the use of derivatives by registered investment companies which could significantly affect their use. The ultimate impact of the new regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Other potentially adverse regulatory obligations can develop suddenly and without notice.

Short-term investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the Adviser to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Dollar rolls

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Sub-Adviser's ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

Asset segregation

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or the Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the Fund sells or writes credit default swaps, the Fund segregates liquid assets at least equal to the full notional value of such swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances, the Fund may "cover" its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

Portfolio turnover

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund's annual portfolio turnover rate was 62% for the fiscal year ended May 31, 2021 and 49% for the fiscal year ended May 31, 2022. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

Lending of portfolio securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in the Prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund will lend portfolio securities only to firms that have been approved in advance by the Adviser, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the Fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

When-issued and delayed delivery securities

The Fund may purchase securities, including U.S. Government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the Fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the Fund's obligations. See "Asset Segregation."

Market events

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or local, regional or global events such as epidemics, pandemics or other public health issues, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors that may or may not be related to the issuer of the security or other asset. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.

COVID-19. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a portfolio's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

INVESTMENT POLICIES

Fundamental investment policies

The Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of (a) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund's fundamental policies are as follows:

(1)	The Fund may not borrow money except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)	The Fund may lend money or other assets as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)	The Fund may not issue senior securities except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)	The Fund may not purchase or sell real estate except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund's investment policies (including the Fund's fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund's policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund's Board and the Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund's manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the Fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In determining and assigning industry classifications for its CLO investments, the Fund will look through the CLO vehicles in which it invests to the industries of the loan borrowers in the CLO vehicles' portfolios. The policy also will be interpreted to permit investment without limit in securities of the U.S. Government and its agencies or instrumentalities, tax-exempt securities of governments or their political sub-divisions, and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of this SAI, the Fund relies primarily on the Bloomberg L.P. ("Bloomberg") classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the Fund may use industry classifications published by another source, which, as of the date of this SAI, is MSCI Global Industry Classification Standard. As of the date of this SAI, the Fund's adviser may assign an industry classification for an exchange-traded fund in which the Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Fund may change any source used for determining industry classifications without shareholder approval.

Pursuant to Rule 23c-3 under the 1940 Act, the Fund has also adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities:

(i)	the Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by the SEC, SEC staff or other authority of competent jurisdiction, and in accordance with any exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(ii)	the periodic interval between repurchase request deadlines will be three months;

(iii)	the repurchase request deadline (as defined in Rule 23c-3 under the 1940 Act) for each repurchase offer will be no earlier than the 21st day after the issuance of notification of the repurchase offer (or the next business day if the 21st day is not a business day); and

(iv)	each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

The Fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

TRUSTEES AND OFFICERS

The Trustees and officers of the Fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the Adviser to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Fund also serve as officers to one or more other mutual funds for which SEI Investments Company ("SEI Investments") or its affiliates act as investment adviser, administrator or distributor. Andrew S. Clare (the "Interested Trustee") is an "interested person" of the Fund, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to as an "Independent Trustee" and collectively as the "Independent Trustees." There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The business address for the Trustees and the Officers of the Fund is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted.

Name and Year of Birth	Position with the Fund	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2018	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	11	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2018	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC ("CCM") (July 2012–March 2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	11	Trustee of The Advisor's Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.
Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 - present).	11	None

Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2018 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	11	Trustee of The Advisor's Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Mater Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.
James R. Wolford Year of Birth: 1954	Trustee	Since 2018	Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011–December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010–March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004–March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	11	None
Interested Trustee:
Andrew S. Clare(2) Year of Birth: 1945	Trustee	Since 2018	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	11	None

(1)	"Fund complex" is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end fund: City National Rochdale Select Strategies Fund.

(2)	Mr. Clare is an "interested person" of the Fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to City National Bank ("CNB").

Name and Year of Birth	Position with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Officers:
Garrett R. D'Alessandro Year of Birth: 1957	President and Chief Executive Officer	2018-2021 and 2022-present	Chief Executive Officer, City National Rochdale (1986–present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds (2013-2021 and 2022-present), City National Rochdale Select Strategies Fund (the "Select Strategies Fund") (2016-2021 and 2022-present), and City National Rochdale Strategic Credit Fund (the "Strategic Credit Fund") (2018-2022 and 2022-present).
Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021	Director of Fund Accounting, SEI Investments Company (2020-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (April 2021-present).

Rochelle Levy Year of Birth: 1985	Chief Compliance Officer (“CCO”), Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2022	Senior Vice President and Wealth Management Chief Compliance Officer, City National Bank (2022-present); CCO, AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (September 2022-present); CCO and AML Officer, BNY Mellon Private Funds (2019-2022); CCO, BNY Mellon Commingled Funds (2019-2021); Investment Management, Head of Distribution Compliance BNY Mellon, N.A. (2019-2022); Vice President, JPMorgan Chase & Co. (2014-2019).
Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2018	Senior Vice President, Finance, City National Rochdale (2011–present); Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).
Anthony Sozio Year of Birth: 1971	Vice President and Secretary	Since 2018	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present); Vice President, City National Rochdale Funds (2013-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present); Secretary, City National Rochdale Funds (2019-present), Select Strategies Fund (2020-present), and Strategic Credit Fund (2020-present); Assistant Secretary, City National Rochdale Funds (2013-2019), Select Strategies Fund (2016-2020), and Strategic Credit Fund (2018-2020).
Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019	Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)  Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board has responsibility for the overall management and operations of the Fund, including oversight of the valuation of the Fund's portfolio securities. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Fund, as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

●	Mr. Clare, legal background and experience as a corporate and litigation attorney.

●	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into certain series of the City National Rochdale Funds on March 29, 2013.

●	Mr. Hunt, executive investment management experience and experience in management of the City National Rochdale Funds and affiliated entities of CNB.

●	Ms. Miller, experience in financial planning and business management in an accounting firm.

●	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

●	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the City National Rochdale Funds.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Five of the six Board members are Independent Trustees. Jay C. Nadel, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Fund's management and the other Independent Trustees. Through the committees of the Board, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Committees of the Board of Trustees

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board with respect to the engagement of the Fund's independent registered public accounting firm, approves all auditing and other services provided to the Fund by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. During the fiscal year ended May 31, 2022, the Audit Committee held 4 meetings. The Board has designated James R. Wolford as the Fund's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the Fund, including matters such as the Fund's adherence to its investment mandates, historical performance of the Adviser and the Sub-Adviser, as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in the Fund's sub-advisers proposed by the Adviser, including hiring of any sub-advisers and termination of any sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended May 31, 2022, the Investment Committee held 4 meetings.

The Board has a Nominating and Governance Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board. During the fiscal year ended May 31, 2022, the Nominating and Governance Committee held 2 meetings.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board. While the Nominating and Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Board.

Risk Management

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund's investment program and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, City National Rochdale and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's CCO, City National Rochdale's management, and other service providers (such as the Fund's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Share Ownership of Trustees

Information relating to each Trustee's share ownership in the Fund and in all funds advised by the Adviser as of June 30, 2022, is set out in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Daniel A. Hanwacker	None	$10,001-$50,000
Jon C. Hunt	None	Over $100,000
Julie C. Miller	None	Over $100,000
Jay C. Nadel	None	Over $100,000
James R. Wolford	Over $100,000	Over $100,000
Interested Trustee
Andrew S. Clare	None	Over $100,000

The term "family of investment companies" means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

As of the date of this SAI, the Trustees and officers of the Fund as a group own less than 1% of the outstanding shares of the Fund. As of the date of this SAI, none of the Independent Trustees of the Fund or their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation

Information regarding compensation received by the Trustees is shown below:

Name	Aggregate Compensation from the Fund(1) ($)	Total Pension or Retirement Benefits Accrued as Part of Fund Expenses(1) ($)	Total Compensation from the Fund Complex Paid to Trustee(2) ($)	Number of Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees:
Daniel A. Hanwacker	$1,994.22	N/A	$125,500	11
Jon C. Hunt	$1,789.88	N/A	$112,500	11
Julie C. Miller	$1,789.88	N/A	$112,500	11
Jay C. Nadel	$2,085.04	N/A	$131,250	11
James R. Wolford	$1,994.22	N/A	$125,500	11
Interested Trustee:
Andrew S. Clare	$1,789.88	N/A	$112,500	11

(1)	Information is for the fiscal year ended May 31, 2022.

(2)	Information is for the calendar year ended December 31, 2021.

INVESTMENT ADVISER AND OTHER FUND SERVICE PROVIDERS

Investment Adviser

City National Rochdale serves as the investment adviser to the Fund. The Fund and the Adviser entered into an Advisory Agreement (the "Advisory Agreement") dated as of May 16, 2018, regarding the Fund.

The Adviser provides a continuous investment program of general investment and economic advice regarding the Fund's investment strategies, manages the Fund's investment portfolio and provides other services necessary to the operation of the Fund. The Adviser supervises the Fund's investments, conducts its investment program and provides supervisory and compliance services to the Fund. The Adviser provides investment advisory services that include, without limitation, selection, proactive oversight and monitoring of the Sub-Adviser, regular monitoring of the Sub-Adviser's buying and selling of securities for the Fund and regular review and evaluation of the Sub-Adviser performance and adherence to investment style and process.

As of July 31, 2022, the Adviser had approximately $54.6 billion in assets under management. The Adviser is a wholly-owned subsidiary of City National Bank. City National Bank, founded in the early 1950s, is a federally chartered commercial bank with approximately $83.0 billion in assets under administration, which includes $59.1 billion in assets under management, as of July 31, 2022. City National Rochdale is a wholly-owned subsidiary of City National Bank, which is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Adviser receives compensation calculated daily and paid monthly from the Fund in the amount of 1.50% of the Fund's average daily net assets. The Adviser pays the Sub-Adviser a sub-advisory fee out of the advisory fee it receives from the Fund.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement is in effect with respect to the Fund for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the Fund without penalty at any time upon 60 days' notice by either party or by a vote of a majority of the outstanding shares of the Fund, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

The Adviser is responsible for payment of all expenses it may incur in performing services under the Advisory Agreement, including payment of sub-advisory fees to the Sub-Adviser. The Adviser also pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. To the extent applicable, the Adviser will pay all compensation, fees and expenses of any of its directors, officers and employees, who may be elected as Trustees or officers of the Fund, with the exception of the Fund's allocable share of the compensation, and fees and expenses of the Fund's chief compliance officer as determined by the Board.

The Advisory Agreement provides that the Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser, as described in the preceding paragraph. These include (by way of description and not of limitation) the Fund's organizational expenses, costs and expenses relating to the registration and qualification of the Fund's shares for sale under federal and state securities laws, expenses of portfolio transactions, the Fund's allocable share of compensation, fees and reimbursements paid to the Fund's Trustees, cost of auditing services, legal expenses, charges of the custodian and transfer agent, investment advisory fees, shareholder servicing costs, pricing costs (including the daily calculation of NAV), federal, state and local tax and costs of tax returns and reports, interest on borrowings by the Fund, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee, Board committee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Fund.

The Adviser also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name "City National Rochdale" by the Fund is pursuant to the consent of the Adviser, which may be withdrawn if the Adviser ceases to be the Adviser of the Fund.

For the periods indicated, the Fund paid to the Adviser the following investment management fees and the Adviser waived the indicated amounts.

Fiscal Year Ended May 31, 2022		Fiscal Year Ended May 31, 2021		Fiscal Year Ended May 31, 2020
Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
$3,122,411	$290,615	$1,790,615	$384,790	$897,869	$547,134

Sub-Adviser

The Adviser has engaged CIFC Investment Management LLC as the Fund's sub-adviser pursuant to the investment sub-advisory agreement (the "Sub-Advisory Agreement") by and between the Adviser and the Sub-Adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser carries out and effectuates the investment strategy designed for the Fund by the Adviser. Subject to review by the Adviser and the Board, the Sub-Adviser is responsible for providing day-to-day investment advice and recommendations for the Fund.

The Sub-Adviser is a registered investment adviser, together with its affiliates, specializing in secured U.S. corporate loan strategies with approximately $40 billion of assets under management as of July 31, 2022.

The Sub-Advisory Agreement is in effect with respect to the Fund for a two-year term from its effective date, and thereafter continues in effect for one-year terms. The Sub-Advisory Agreement may be terminated with respect to the Fund without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon its "assignment" (as such term is defined in the 1940 Act).

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portion of the Management Fee received by the Adviser under the Advisory Agreement. The Sub-Adviser receives monthly compensation from the Adviser in the amount of 1.25% of the Fund's average daily net assets.

For the periods indicated, the Adviser paid the following sub-advisory fees to the Sub-Adviser.

Fiscal Year Ended May 31, 2022	Fiscal Year Ended May 31, 2021	Fiscal Year Ended May 31, 2020
Fees Paid	Fees Paid	Fees Paid
$2,601,137	$1,496,877	$752,237

Shareholder Services

The Adviser has entered into a shareholder services agreement (the "Shareholder Services Agreement") with the Fund, pursuant to which the Adviser provides certain shareholder services to shareholders of the Fund. As compensation for such services, the Fund pays the Adviser a fee of 0.25% of its average daily net assets on an annual basis, payable monthly.

Pursuant to the Shareholder Services Agreement, the Adviser has agreed to provide the following shareholder services: responding to shareholder inquiries; processing purchases and redemption of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations and addresses; transmitting proxy statements, annual reports, prospectuses and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmation or regular statements of account) where such shareholders hold shares of the Fund registered in the name of the Adviser or its nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. The Shareholder Services Agreement provides that no distribution-related services will be provided under the agreement.

For the periods indicated, the Fund paid to the Adviser the following fees pursuant to the Shareholder Services Agreement:

Fiscal Year Ended May 31, 2022	Fiscal Year Ended May 31, 2021	Fiscal Year Ended May 31, 2020
$520,402	$298,436	$149,645

Conflicts of Interest

Each of the Adviser and the Sub-Adviser and their affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, "City National Rochdale" or "CIFC," as applicable), including the entities and personnel who may be involved in the management, operations or distribution of the Fund are engaged in a variety of businesses and have interests other than those related to managing the Fund. The broad range of activities and interests of City National Rochdale and CIFC gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Certain actual and potential conflicts are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional, perceived or unanticipated conflicts of interest may arise from time to time in the ordinary course of City National Rochdale's and CIFC's various business activities.

City National Rochdale, CIFC and the Fund have adopted practices, policies and procedures that are intended to identify, manage and, when possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Fund's investment activities and affect its performance.

City National Rochdale and CIFC manage or advise other funds and accounts in addition to the Fund (collectively, the "Other Accounts"). Certain Other Accounts have investment objectives similar to those of the Fund and/or engage in transactions in the same types of securities and instruments as the Fund. Such transactions could affect the prices and availability of the securities and instruments in which the Fund invests, and could have an adverse impact on the Fund's performance. Other Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by City National Rochdale and CIFC on behalf of one or more Other Accounts may be contrary to a position taken on behalf of the Fund or may be adverse to a company or issuer in which the Fund has invested. The Fund may participate in aggregated investments in private placement transactions alongside other clients of the Sub-Adviser. The Fund and the Adviser have established policies and procedures designed to achieve fair and equitable participation by the Fund in any such aggregated investments and to ensure such participation is in the best interests of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved for Other Accounts. City National Rochdale and CIFC may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice they may give to, or actions they may take for, the Fund. City National Rochdale and CIFC may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based on the performance of certain Other Accounts. City National Rochdale and CIFC personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Fund.

City National Rochdale and other financial service providers have conflicts associated with their promotion of the Fund or other dealings with the Fund that would create incentives for them to promote the Fund. City National Rochdale may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. City National Rochdale and CIFC will also benefit from increased amounts of assets under management. These compensation matters may create a financial incentive on the part of City National Rochdale to recommend the Fund over other accounts or products or to effect transactions differently in the Fund as compared to Other Accounts. City National Rochdale and CIFC have an interest in increasing Fund assets, including in circumstances when that may not be in the Fund's or its shareholders' interests.

City National Rochdale, out of its past profits and other available sources, provides cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Fund and Other Accounts. These arrangements are sometimes referred to as "revenue sharing" arrangements. The amount of revenue sharing payments may be substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Fund or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit City National Rochdale and CIFC to the extent the payments result in more assets being invested in the Fund and Other Accounts on which fees are being charged.

City National Rochdale may have a financial incentive to implement certain changes to the Fund or Other Accounts. For example, the Adviser may, from time to time, recommend a change in sub-adviser. City National Rochdale may benefit to the extent that it replaces CIFC with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the Board concerning the replacement of CIFC is subject to City National Rochdale's fiduciary duty to act in the best interests of the Fund and its shareholders.

City National Rochdale has existing and may have other future business dealings or arrangements with CIFC, or other Fund service providers (or their affiliates) recommended by City National Rochdale. For example, an affiliate of SEI Investments provides accounting services to City National Bank, City National Rochdale's parent corporation. Such other business dealings or arrangements present conflicts of interest that could influence City National Rochdale's selection, retention or termination of sub-advisers or service providers. For example, City National Rochdale may have an incentive to hire as a sub-adviser or other service provider an entity with which City National Rochdale has, or would like to have, significant or other business dealings or arrangements, and City National Rochdale may have a disincentive to recommend the termination of CIFC or such service provider.

A significant percentage of the Fund's shares may be owned or controlled by City National Rochdale and/or Other Accounts advised by City National Rochdale. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund's net asset value, performance and ability to meet shareholder redemption requests and could cause the Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in the Fund's current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund's expense ratio. City National Rochdale is subject to potential conflicts of interest in selecting shares of the Fund for redemption and in deciding whether and when to redeem such shares. Further, in most cases, City National Rochdale has proxy voting discretion with respect to the Fund shares held in Other Accounts it advises. City National Rochdale faces conflicts of interest in voting proxies on behalf of the Other Accounts, and has adopted policies and procedures designed to mitigate such conflicts.

City National Rochdale derives ancillary benefits from providing investment management and shareholder servicing to the Fund, and providing such services to the Fund may enhance City National Rochdale's relationships with various parties, facilitate additional business development, and enable City National Rochdale to obtain additional business and generate additional revenue.

Please see "Conflicts of Interest in Portfolio Management" below for a further discussion portfolio management conflicts.

Expense Limitation

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund's total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund's business). These arrangements will continue until October 1, 2023, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days' written notice to the Adviser or termination of the Advisory Agreement. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment.

Administrator

The Fund and SEI Investments Global Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Fund with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of the Fund, upon the liquidation of the Administrator, or upon 45 days' written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets ("Assets") of the Fund, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's shares.

For the fiscal years ended May 31, 2022, May 31, 2021, and May 31, 2020, the Fund paid the following administrative fees.

Fiscal Year Ended May 31, 2022		Fiscal Year Ended May 31, 2021		Fiscal Year Ended May 31, 2020
Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
$166,529	$0	$124,867	$0	$118,789	$0

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Distributor

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Fund are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distribution Agreement is renewable annually by approval of the Board and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor does not receive any fees under the Distribution Agreement. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Transfer Agent

Pursuant to a transfer agent servicing agreement (the "Transfer Agent Servicing Agreement"), U.S. Bank Global Fund Services, LLC (the "Transfer Agent"), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's transfer agent. Under the Transfer Agent Servicing Agreement, the Fund will reimburse the Transfer Agent for its cost of providing such services to the Fund. The Transfer Agent Servicing Agreement may be terminated by the Fund or the Transfer Agent (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

Custodian

U.S. Bank National Association (the "Custodian"), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the Fund's custodian. The custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm, EisnerAmper LLP, audits and reports on the annual financial statements of the Fund and may also perform other professional accounting, auditing and tax services when engaged to do so by the Fund. Shareholders are sent audited annual and unaudited semi-annual financial statements. The address of EisnerAmper LLP is 130 North 18th Street, Suite 3000, Philadelphia, Pennsylvania 19103.

Code of Ethics

Each of the Fund, the Adviser, the Sub-Adviser and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. Copies of the codes of ethics are on file with the SEC.

Proxy Voting

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Sub-Adviser as a part of the Sub-Adviser's general responsibilities in connection with the investment and re-investment of the Fund's assets, subject to the Board's continuing oversight.

A conflict of interest may be deemed to occur when the Sub-Adviser or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Sub-Adviser's independence of judgment and action in judging the proxy. If such a conflict occurs, the Sub-Adviser is required to submit a report to the Board indicating the nature of the conflict of interest and how it was resolved.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Fund's website at www.citynationalrochdalefunds.com, and (3) on the SEC's website at www.sec.gov.

Certain information regarding the proxy voting policies of the Adviser and the Sub-Adviser is included as "Appendix B" to this SAI.

PORTFOLIO MANAGEMENT

Other Accounts Managed by the Portfolio Managers

The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2022.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (millions) ($)
Matthew Andrews	Registered investment companies	1	$231	0	$0
	Other pooled investment vehicles	11	$981	9	$696
	Other accounts	6	$489	4	$106
Jay Huang	Registered investment companies	1	$230	0	$0
	Other pooled investment vehicles	11	$981	9	$696
	Other accounts	6	$489	4	$106
Thomas H. Ehrlein	Registered investment companies	3	$3,881	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Charles Luke	Registered Investment Companies	6	$8,542	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	78	$989	0	$0

Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to the Fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and other account(s). In approving the Advisory Agreement, the Board was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the Fund, and that the Adviser and Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers.

The appearance of a conflict of interest may also arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser or Sub-Adviser could share in investment gains.

Each of the Fund, the Adviser and the Sub-Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the Fund's portfolio managers, consists of base cash salaries and annual cash bonuses based on the investment professional's assigned portfolios' investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB's investment division's activities. Investment professionals are also eligible to participate in CNB's stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions ("employer contributions") each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Share Ownership by Portfolio Managers

The following table indicates as of May 31, 2022 the value, within the indicated range, of shares of the Fund beneficially owned by the portfolio managers.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Matthew Andrews	None
Jay Huang	None
Thomas H. Ehrlein	None
Charles Luke	None

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objectives of the Fund; invest money obtained from the sale of the Fund's shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Fund's shares. Portfolio transactions may increase or decrease the returns of the Fund depending upon management's ability correctly to time and execute them.

The Sub-Adviser, in effecting purchases and sales of portfolio securities for the accounts of the Fund, seeks to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Adviser generally selects broker-dealers for the Fund primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Adviser annually performs a formal review of the broker-dealers used by it with respect to the Fund, and performs informal reviews of the broker-dealers on an on-going basis.

While the Fund's general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Fund or to the Sub-Adviser, even if the specific services were not provided just to the Fund and may be lawfully and appropriately used by the Sub-Adviser in advising other clients. The Sub-Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Sub-Adviser in carrying out its responsibilities to the Fund or to other discretionary advisory clients of the Sub-Adviser. The Sub-Adviser complies with Section 28(e) of the Exchange Act in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Investment decisions for the Fund are reached independently from those for other accounts managed by the Sub-Adviser. Such other accounts may also make investments in instruments or securities at the same time as the Fund. On occasions when the Sub-Adviser determines the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Fund and to its other participating clients. In some cases, this procedure may affect the size or price of the position obtainable for the Fund.

The Fund does not direct securities transactions to broker-dealers in recognition of the sale of fund shares. However, broker-dealers who execute brokerage transactions for the Fund may effect purchases of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

For the fiscal year ended May 31, 2022, the Fund paid $0 in aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions). For the fiscal year ended May 31, 2021, the Fund paid $0 in aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions). For the fiscal year ended May 31, 2020, the Fund paid $0 in aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions).

Regular Brokers or Dealers

"Regular brokers or dealers" (as such term is defined in Rule 10b-1 under the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund's shares.

During the fiscal year ended May 31, 2022, the value of the Fund's holdings of the securities issued by its regular brokers or dealers is set forth in the following table:

Issuer	Debt/Equity D = debt E = equity	Market Value (as of January 31, 2022)
Morgan Stanley	E	$10,291,500.00
Morgan Stanley	D	Not held on 01/31/2022

PURCHASE OF SHARES; REPURCHASE OF SHARES

Purchase of Shares

The Fund generally accepts orders to purchase shares on a continuous basis at NAV per share during the last week of each month. During any continuous offering, shares may be purchased through the Distributor. The Distributor is the exclusive distributor of the shares of the Fund, subject to various conditions, pursuant to the terms of a distributor's contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. (collectively, "Intermediaries")), including affiliates of City National Rochdale, to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. The shares are offered at the NAV per share calculated each regular business day.

Any continuous offering may be discontinued at any time. The Fund has the sole right to accept orders to purchase shares and reserves the right to reject any purchase order in whole or in part.

Initial purchases are subject to the minimums stated in the Prospectus, except that the Adviser may waive these minimum investment requirements, in its sole discretion.

As stated in the Prospectus, the Fund generally accepts orders to purchase shares on a continuous basis at NAV during the last week of each month. However, the Fund's ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. The Fund reserves the right to suspend subsequent offerings or to accept purchases on a basis more or less frequent basis or other than during the last week of a particular month.

Share Repurchase

The Fund's shares are not listed and the Fund does not intend to list its shares for trading on any securities exchange, and the Fund does not expect there to be any secondary market for the Fund's shares. Neither the Adviser nor the Distributor intends to make a market in the Fund's shares.

In order to provide some liquidity to shareholders, the Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule.

It is also possible that a repurchase offer may be oversubscribed, in which case shareholders may only be able to have a portion of their shares repurchased. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis. The Fund does not currently expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

PRICING OF SHARES

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund's shares are valued as of a particular time (the "Valuation Time") each day that the New York Stock Exchange (the "NYSE") opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund's most recent NAV is available on the Fund's website, www.citynationalrochdalefunds.com.

The value of the Fund's securities and other assets is determined pursuant to valuation procedures of the Fund and the Adviser. The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In accordance with the valuation procedures, the Fund's investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services.

The Fund's portfolio will normally consist primarily of debt and other credit-related investments. The price for these investments, including CLO investments, Warehouse Investments and investments in Risk Retention Vehicles, will generally be based on prices provided by the Fund's approved independent third party pricing services. Pricing services may use evaluated or matrix pricing or valuation models that utilize certain inputs and assumptions to provide estimated values. Debt and other credit-related investments may also be valued based on quotations obtained from unaffiliated market makers and other financial institutions that trade in similar investments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

[1]	As of the date of SAI, the NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time, and will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

If market quotations are not readily available for an investment or are believed by the Adviser to be unreliable, the Adviser will fair value the Fund's investments in accordance with fair value procedures. The Adviser has formed an internal Fair Value Committee (the "Fair Value Committee") to establish a value for the investment in accordance with fair valuation procedures. In these circumstances, the Fair Value Committee determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. For purposes of determining the fair value of securities, the Fund may consider, without limitation: (i) indications or quotes from brokers; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Committee; (iv) the Adviser's and/or Sub-Adviser's valuation recommendation and information supporting the recommendation; or (v) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability.

The values of the Fund's investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund's shares may change on days when an investor is not able to purchase shares or have their shares repurchased by the Fund. The calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of common shares, without par value. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

The Fund. The Fund's operations are governed by the Declaration of Trust, dated as of February 21, 2018 (the "Declaration"). A copy of the Fund's Certificate of Trust dated as of February 21, 2018 is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Declaration. Some of the more significant provisions of the Declaration are described below.

Shareholder voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Fund into other entities, reorganize the Fund or any class into another trust or entity or a series or class of another entity, sell the assets of the Fund or any class to another entity, or a series or class of another entity, or terminate the Fund.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Each share of the Fund is entitled to one vote.

Election and removal of trustees. The Declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the Fund.

Amendments to the Declaration. The trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and redemption of shares. The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of shareholder holdings. The Declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

Series and classes. The Declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Shareholder, trustee and officer liability. The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that no trustee, officer or employee of the Fund shall be liable to the Fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Declaration requires the Fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration extends to trustees, officers and employees of the Fund the full protection from liability that the law allows.

The Declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

Derivative actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund's trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, and that shareholders have no right to jury trial for such actions.

TAX STATUS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code")) and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge, a constructive sale, or a conversion transaction, S corporations, shareholders who are subject to the alternative minimum tax, shareholders subject to the income inclusion timing rules of Code Section 451(b), shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, or governments or their agencies, instrumentalities or "controlled entities" thereof. In addition, the discussion does not address any state, local, or non-U.S. or non-income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of shares in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund has elected to be treated, and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributed as dividends for U.S. federal income tax purposes to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (subject to certain exceptions and special rules): (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships (collectively, the "asset diversification tests").

For purposes of the 90% income test, the character of gross income earned by any entities in which the Fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying gross income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year dividends for U.S. federal income tax purposes in an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed as dividends for U.S. federal income tax purposes to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. In the case of net capital gain, the Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute quarterly substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income, if any, and the Fund intends to distribute at least annually its net realized capital gains, if any.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it generally will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and generally for the twelve-month period ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund intends to declare and pay dividends of substantially all net investment income, if any, quarterly. The Fund intends to make distributions of net realized capital gains, if any, at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.

In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at reduced U.S. federal income tax rates relative to ordinary income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income, with respect to dividends received by a Fund shareholder, generally means dividend income received from the Fund's investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the Fund shareholder in question. The Fund is permitted to acquire stock of corporations and instruments treated as stock of corporations for U.S. federal income tax purposes, and it is therefore possible that a portion of the Fund's distributions may be eligible for treatment as qualified dividend income, although the Fund does not expect that such eligible amounts (if any) will constitute a significant portion of its distributions.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies ("PFICs") are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to certain corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible for this corporate dividends-received deduction. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund's distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. As of the date of this SAI, the Fund does not expect to make significant distributions (if any) that will be eligible for the dividends-received deduction for corporations.

Distributions from net capital gains, if any, that are reported to a Fund shareholder as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at reduced U.S. federal income tax rates relative to ordinary income. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of the taxpayer's business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as "Section 163(j) interest dividends," which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's "Section 163(j) interest dividend" for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a "surviving spouse" for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder's net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during January of the following calendar year will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated for certain purposes as paid by the Fund during such taxable year. In such case, however, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss incurred in any taxable year to offset its capital gains, if any, in taxable years following the taxable year of the loss. To the extent subsequent capital gains are offset by such losses, they will not cause the Fund to incur a U.S. federal income tax liability, and may not be distributed as capital gain dividends to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of a purchase of Fund shares, a portion of the purchase price paid by a Fund shareholder may be attributable to unrealized appreciation in the Fund's portfolio, or to undistributed investment income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, investment income or gains may be taxable to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

A repurchase by the Fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the Fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. The Fund will use its judgment in reporting repurchases as sales or deemed distributions of ordinary income dividends or capital gain dividends for U.S. federal income tax purposes, but the IRS may disagree with the Fund's reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares (including a repurchase) is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

In general, if Fund shares are sold, the selling shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The Fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of Fund shares. The Fund may also report the shareholder's basis in those shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the Fund will calculate the basis of the shares using its default method unless the shareholder has properly elected to use a different method. The Fund's default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder's Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first repurchase of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund's default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on repurchases of Fund shares unless the Fund shares are "debt-financed property" within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and gains from repurchases of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not subject to tax on Fund dividends or distributions received by the plan or on gains from repurchases of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar financial instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain investments made by the Fund (including equity tranche investments in CLOs) may be treated as equity interests in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund directly or indirectly holds any equity interest (under Treasury Regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received (directly or indirectly) from the PFIC or on any gain recognized by the Fund (directly or indirectly) from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Gains recognized by the Fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income.

A "qualified electing fund" election or a "mark to market" election may be available that would ameliorate these adverse tax consequences with respect to a PFIC investment, but such elections could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) with respect to the PFIC investment without the concurrent receipt of cash. In order to satisfy the distribution requirements with respect to such income or gain and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in taxable gain or loss to the Fund and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. If the Fund makes a valid qualified electing fund election with respect to a PFIC, the Fund will include in its income each year its pro rata share of the PFIC's net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the PFIC to the Fund. If the qualified electing fund election is made, actual cash distributions by the PFIC paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the Fund. Any gain or loss recognized by the Fund from the sale or other disposition of stock of a PFIC for which the Fund has made a qualified electing fund election will generally be treated as a capital gain or loss. If the Fund makes a mark-to-market election with respect to a PFIC, the Fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the PFIC at the end of the year over its adjusted tax basis in that stock, and the Fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election). If the Fund makes a mark-to-market election with respect to a PFIC, then any gain recognized by the Fund from the sale or other disposition of the stock of a PFIC will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the Fund as a result of the mark-to-market election. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If the Fund owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation (including, in each case, certain interests in CLOs), the Fund will be treated as a "U.S. Shareholder" for purposes of determining whether such foreign corporation is a "controlled foreign corporation" (a "CFC"). If the Fund is a U.S. Shareholder with respect to such foreign corporation and a sufficient portion of the interests in such foreign corporation (including equity tranche investments in CLOs) are held by the Fund, independently or together with certain other U.S. Shareholders, such foreign corporation would be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of such CFC's income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be recognized by the Fund as a component of its investment company taxable income prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, in order to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

The Fund may invest to a significant extent in, or hold, debt instruments that are below investment grade or that are unrated, including debt instruments of issuers not currently paying interest or that are in default. Investments in debt instruments that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on debt instruments in default should be allocated between principal and interest and whether certain exchanges of debt instruments in a workout context are taxable events for U.S. federal income tax purposes. These and other issues will be addressed by the Fund, in the event it invests in or holds such debt instruments, in order to seek to mitigate the risk that it fails to distribute sufficient income to preserve its qualification for treatment as a regulated investment company and minimize U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts and similar financial instruments, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts or similar financial instruments may not have been performed or closed out. The tax rules applicable to these contracts, options and similar financial instruments may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts and similar financial instruments relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or similar transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and similar financial instruments, and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The Fund will not be considered a "publicly offered" regulated investment company if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. If for any taxable year the Fund were not a "publicly offered" regulated investment company within the meaning of Section 67(c)(2)(B) of the Code, certain of the Fund's direct and indirect expenses would be subject to special rules relating to expenses. Very generally, pursuant to Treasury Regulations, expenses of a regulated investment company that is not "publicly offered," except those specific to its status as a regulated investment company or separate entity (e.g., registration fees or transfer agency fees), are treated as additional dividends to certain Fund shareholders (generally including other regulated investment companies that are not "publicly offered," individuals and entities that compute their taxable income in the same manner as individuals) and, for years beginning after December 31, 2017 and before January 1, 2026, are not deductible by those shareholders that are individuals (or entities that compute their taxable income in the same manner as individuals).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes imposed on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under Treasury Regulations but do not include certain taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any taxable year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income recognized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares may be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.

The Fund is required to withhold (as "backup withholding") a portion of reportable payments, including dividends, capital gain distributions and the proceeds of repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the applicable shareholder's federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Persons holding Fund shares who are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain") or, in certain circumstances, unless an effective IRS Form W-8BEN or other applicable and authorized U.S. nonresident withholding certificate is on file, to backup withholding on certain other payments from the Fund. "Qualified net interest income" is generally the Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income earned by a non-U.S. shareholder from the Fund that is effectively connected with a trade or business conducted by the non-U.S. shareholder in the U.S. ("effectively connected income") generally will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Fund shares and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it is expected that the Fund will not be subject to pay any Delaware corporation income tax; however, the Fund may be subject to certain other state, local or foreign income, franchise or other taxes.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. Government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

FINANCIAL STATEMENTS

The Fund's audited financial statements and financial highlights and notes thereto for the fiscal year ended May 31, 2022 appearing in the Fund's annual report, as filed with the SEC on August 9, 2022 (Accession No. 0001398344-22-015123), are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by EisnerAmper LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference.

The Fund's annual report is available without charge upon request by writing to the Fund at City National Rochdale Strategic Credit Fund, 400 Park Avenue, New York, New York 10022, by calling 1-888-889-0799, or by visiting the Fund's website at www.citynationalrochdalefunds.com.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the material terms of any contract or other document referred to are qualified by reference to the copy of such contract or other document filed as an exhibit to the Registration Statement. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

DESCRIPTION OF RATINGS1

The ratings of Moody's Investors Service, Inc. ("Moody's"), S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody's Global Rating Scales:

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody's defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody's ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody's rating addresses the issuer's ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody's ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5

Moody's issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

[1]	In the case of impairments, there can be a financial loss even when contractual obligations are met.

[2]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

[3]	Because the number of possible features or structures is limited only by the creativity of issuers, Moody's cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[4]	For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[5]	Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks– may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

[6]	For information on how to obtain a Moody's credit rating, including private and unpublished credit ratings, please see Moody's Investors Service Products.

Moody's differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody's aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody's Global Long-Term Rating Scale:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[3]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[4]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee's assessment of a security's expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

7 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee's assessment of a security's expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody's Global Short-Term Rating Scale:

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of S&P Global Ratings' Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA - An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

*	Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings' Short-Term Issue Credit Ratings:

A-1 - A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings' Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, "AAA/A-1+" or "A-1+/A-1"). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, "SP-1+/A-1+").

Description of S&P Global Ratings' Active Qualifiers (Currently applied and/or outstanding):

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a "p" qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: "L" qualifier. Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

Principal: "p" qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The "p" suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: "prelim" qualifier. Preliminary ratings, with the "prelim" suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: "t" qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: "cir" qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. "B" ratings indicate that material credit risk is present.

CCC: Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of nonperformance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default including the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of "CCC", "CC" and "C" can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings' Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: Imminent default, categorized under "C", typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the "C" category.

Structured Finance Write-downs: Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of "D" will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of "C" will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to "D".

Note: In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix "sf" denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

City National Rochdale

Summary of Proxy Voting Policy

The proxy voting policy of City National Rochdale (the "Adviser" or "CNR") is to ensure that proxies are voted in the best interests of the Funds, in accordance with CNR's fiduciary duties and applicable regulatory requirements. CNR will generally vote proxies related to portfolio securities of the Funds in conformity with the recommendations of a disinterested third party.

The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. ("Glass Lewis"), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from CNR. If Glass Lewis has not provided a recommendation with respect to a proxy vote, CNR will normally abstain with respect to that proposal. CNR has engaged ProxyEdge, a third-party service provider, to vote proxies, on behalf of CNR, in accordance with Glass Lewis' guidelines with respect to equity securities held by the Funds.

The Adviser has formed Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser's proxy voting policy and disclosures.

CNR generally reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself, including in a manner inconsistent with the recommendation of Glass Lewis, if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the applicable Fund(s). The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR's voting decision will be maintained by the Committee.

With respect to separately managed account clients of CNR over which CNR has proxy voting authority and which hold shares of a City National Rochdale fund, including a Fund, CNR has delegated proxy voting authority for voting City National Rochdale fund proxies to Glass-Lewis. CNR will not reassume proxy voting authority with respect to such City National Rochdale fund shares under any circumstances.

CNR Compliance will review, at least annually, a sample of voting records to verify that proxy votes are being cast in accordance with CNR's proxy voting policy.

GLASS LEWIS PROXY POLICY

Except for conflicts, and as also may be noted in the CNR proxy policies, CNR has adopted the Glass Lewis Proxy Paper Guidelines – Investment Manager Policy (the "Guidelines") which have been incorporated in CNR's proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. The guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders' approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

Glass Lewis reviews and votes on shareholder proposals on a case-by-case basis. Glass Lewis recommends supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain actions related to a company's activities or operations. Further, the Glass Lewis' Investment Manager Guidelines generally vote against proposals regarding enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

City National Rochdale Oversight

a.	At least annually, the Adviser's Chief Compliance Officer will review a sample of Glass Lewis' voting record to verify that proxy votes are being cast in accordance with the Adviser's adopted guidelines.

b.	Glass Lewis' Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Adviser has oversight (the "City National Rochdale Sub-Advisers") shall present to the City National Rochdale Funds board of trustees (the "Trustees") its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Adviser or the City National Rochdale Sub- Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Adviser's Chief Compliance Officer;

b.	Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Adviser's Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Adviser has investment discretion, as described above;

c.	a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser's Chief Compliance Officer. Any requests received by other Adviser staff members should be forwarded to the Chief Compliance Officer; and

d.	records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser's voting decision will be maintained by the Management Committee a copy of which will be provided to the Adviser's Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust's registration statement disclosure on Form N-1A, the Adviser and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

CIFC INVESTMENT MANAGEMENT LLC

PROXY VOTING AND CLASS ACTION LAWSUITS

Background

Rule 206(4)-6 under the Advisers Act requires that each registered investment adviser that exercises proxy voting authority with respect to client securities:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the client's best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records policy.

The Advisers Act lacks specific guidance regarding an adviser's duty to direct clients' participation in class action lawsuits. However, investment advisers may adopt policies and procedures regarding class action lawsuits as a best practice.

Risks

In developing these policies and procedures, CIFC considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	CIFC lacks written proxy voting policies and procedures;

●	Proxies are not identified and processed in a timely manner;

●	Proxies are not voted in Clients' best interests;

●	Conflicts of interest between CIFC and a Client are not identified or resolved appropriately;

●	Proxy voting records, Client requests for proxy voting information, and CIFC's responses to such requests, are not properly maintained;

●	CIFC lacks policies and procedures regarding Clients' participation in class action lawsuits; and

●	CIFC fails to maintain documentation associated with Clients' participation in class action lawsuits.

CIFC has established the following guidelines to mitigate these risks.

Policies and Procedures

Proxy Voting

CIFC seeks to vote proxies (to be considered at shareholder meetings) in the best interests of our Clients in instances where the Company has discretionary authority to vote proxies. However, because CIFC invests primarily in senior secured loans, the Company generally does not receive proxy solicitations. If CIFC is invited to vote with respect to a Client's Investment, the Company will vote in accordance with its fiduciary duty to its Clients.

As a matter of policy, CIFC does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies. Additionally, CIFC does not disclose the way it voted proxies to unaffiliated third parties that do not have a legitimate need to know such information. Notwithstanding the foregoing, the Advisers will disclose the way it voted proxies for a Registered Fund in accordance with applicable law.

Class Action Lawsuits

As a fiduciary, CIFC always seeks to act in Clients' best interests with good faith, loyalty, and due care. The Company does not anticipate that it will receive many invitations to participate in class action lawsuits because of the types of Investments that are owned by Clients. Nonetheless, CIFC has adopted the following policies and procedures with respect to class action lawsuits.

The Legal and Compliance group will work with the Investment Analyst most closely associated with the Investment in question when determining whether Clients will (a) participate in a recovery achieved through a class action lawsuit, or (b) opt out of the class action and separately pursue their own remedy. The Legal and Compliance group will maintain documentation associated with Clients' participation in class action lawsuits.

Employees must notify the General Counsel if they are aware of any material conflict of interest associated with Clients' participation in class action lawsuits. The General Counsel will evaluate any such conflicts and determine an appropriate course of action for CIFC.

CIFC generally does not serve as the lead plaintiff in class action lawsuits because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Conflicts of Interest

The CCO is responsible for identifying material conflicts that exist between the Company and its Clients. This process includes a review of the relationship of the Company with the issuer of each Security to determine if there is any relationship between the parties.

Monitoring Corporate Actions

The CCO is responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The relevant Portfolio Manager is responsible for making voting decisions, including the manner and whether to vote the proxy.

Disclosures to Clients and Investors

CIFC includes a description of its policies and procedures regarding proxy voting and class action lawsuits in Item 17 of Part 2A of Form ADV, along with a statement that Clients can contact the CCO to obtain (a) a copy of these policies and procedures and/or (b) information about how CIFC voted with respect to the Client's Investments.

Any request for information about proxy voting or class action lawsuits should be promptly forwarded to the CCO, who will respond to such requests.

CNR-SX-011-0600